THE
                                     ROYCE
                                     FUNDS

              Value Investing in Small Companies For Over 20 Years

                               Royce Value Trust
                             Royce Micro-Cap Trust
                               Royce Global Trust


                                                              1997 Annual Report

A FEW WORDS ON CLOSED-END FUNDS
--------------------------------------------------------------------------------

          Royce & Associates, Inc. ("Royce") manages three closed-end funds:
          Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Global Trust, a closed-end fund we began managing on November 1, 1996.

          A closed-end fund is an investment company whose shares are listed on a stock exchange or are traded in the over-the-counter market. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies determined by the fund's Board of Directors and approved by its stockholders. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings and periodic rights offerings. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange or the Nasdaq market, as with any publicly traded stock. This is in contrast to open-end mutual funds where the fund sells and redeems its shares on a continuous basis.

[triangle] A CLOSED-END FUND OFFERS SEVERAL DISTINCT ADVANTAGES NOT AVAILABLE
           FROM AN OPEN-END FUND STRUCTURE:

           / / Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

           / / Not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who tend to buy stocks when prices are depressed and sell securities when prices are high.

           / / A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small and micro-cap securities.

           / / The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

           / / Unlike open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Royce Value Trust has adopted a quarterly distribution policy.

We believe that the closed-end fund structure is very suitable for the long-term investor. It is especially appropriate for the sophisticated investor who understands the benefits of a stable pool of capital.

                     WHY DIVIDEND REINVESTMENT IS IMPORTANT

A very important component of an investor's total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in the Fund. To get a fair idea of the impact of reinvested distributions, please see the chart on page 10, which reflects Royce Value Trust's Common Stockholder returns. For additional information on the Funds' Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, see page 17.

ANNUAL REPORT REFERENCE GUIDE
--------------------------------------------------------------------------------

"Bring In 'Da Noise, Bring In 'Da Funk," another        2
  tip-top, hip-hop year for equities.

Find out how small-cap value went from                  4
  Off-Broadway to the Great White Way!

Royce Value Trust outperformed both of its             10
  small-cap benchmarks, the Russell 2000 and the S&P 600, for the quarter, the second half and the full year on both a NAV and market price basis.

For 1997, Royce Micro-Cap Trust provided a 27.1%       12
  NAV return and a 35.0% market price return, the best market price return among our closed-end funds.

Royce Global Trust has provided a 21.9% NAV            14
  average annual total return since we assumed the Fund's management on November 1, 1996.

New Developments on our Website.                       18

Schedules of Investments and Other
  Financial Statements.                                20

Postscript: El Nino, Micro-Mutt & The Year That        Inside back cover
  Wasn't.


                             Noteworthy Developments

On December 15, 1997, Royce Value Trust called all of its outstanding 5-3/4% Investment Company Convertible Notes ("ICONS") for redemption on February 5, 1998.

On July 2, 1997, Royce Micro-Cap Trust issued $40 million of 7.75% Cumulative Preferred Stock at $25 per share, and on November 21, 1997, Royce Global Trust issued $20 million of 7.45% Cumulative Preferred Stock at $25 per share. The issuance of preferred stock for all three of our closed-end funds allows us to invest the capital in stocks as opportunities emerge.

Royce will waive the portion of its investment advisory fee attributable to a Fund's preferred stock for any month when the Fund's average annual total return from the date of original issue fails to exceed the preferred stock dividend rate.

--------------------------------------------------------------------------------
NAV PERFORMANCE RESULTS
                                      4th Qtr                         Since
Fund (Inception)                        1997            1997         Inception*
----------------                      ------------------------------------------
Royce Value Trust (11/26/86)            -1.9%           27.5%         13.9%
--------------------------------------------------------------------------------
Royce Micro-Cap Trust (12/14/93)        -1.6%           27.1%         17.7%
--------------------------------------------------------------------------------
Royce Global Trust (11/1/96)**          -5.0%           20.5%         21.9%
--------------------------------------------------------------------------------
 * Average annual total return
** Date Royce & Assoc. assumed investment management

[PHOTO OF C.M. ROYCE]
Charles M. Royce, President

[SIDEBAR]

The turmoil in Southeast Asia should not be viewed as just the problem of the moment. Obviously, large-cap global companies are feeling the greatest impact currently. However, when you consider that Southeast Asia is made up of export countries and that we are, in essence, an import nation, the implications are far reaching. I believe it represents a once-in-a-decade kind of event and it's wrong to assume that this is going to disappear in thirty days.

[END SIDEBAR]

LETTER TO OUR STOCKHOLDERS
--------------------------------------------------------------------------------


[Drawing of three men in a meeting]

Drawing by Hank Blaustein; Copyright 1998



BRING IN 'DA NOISE, BRING IN 'DA FUNK

              "Bring In 'Da Noise, Bring In 'Da Funk," one of Broadway's most successful current productions, played equally well on Wall Street in 1997. The year was both full of noise with the market trumpeting record highs, record returns and near record IPOs (initial public offerings), and full of funk with higher market volatility - including a one-day price plummet of over 500 points on the Dow Jones Industrial Average ("Dow"). As with the show, once the beat was established in the market, there was virtually no slowing down.

              The Dow finished the year up over 20% for an unprecedented third year in a row, turning in its best 10-year performance period ever! The other major large-cap index, the S&P 500, was even more impressive, up 33.4% in 1997. Small-cap stocks, by comparison, were left waiting in the wings, underperforming their large company counterparts for a fourth straight year. The year's performance differential is primarily attributable to the first and fourth quarters, when small-cap indices were in the red versus positive gains for their large-cap brethren. Small-cap investors (ourselves included) could be disappointed, but when you consider that the Russell 2000 index of small-cap issues was up 22.4% for the year, it's only a matter of degree. After all, why should one feel sorry for "Fiddler On the Roof" because its string of 3,242 performances trails "A Chorus Line's" record of 6,137 shows?

              Despite its record-setting performance, the stock market had its anxious moments, namely the single biggest one-day decline ever of 554 points in the Dow on October 27, the vicious


2 | THE ROYCE FUNDS ANNUAL REPORT 1997
downturn in technology stocks and the significant increase in overall market volatility. The Dow recorded 52 days in which the index closed either up or down more than 100 points. This compares to only 6 days in 1996 and 1 day in 1995. S&P 500 volatility, as measured by standard deviation, was 50% higher in the second half of the year than in the first six months. While higher market volatility can be frustrating for investors, it does allow active managers to take center stage.

A FUNNY THING HAPPENED
ON THE WAY TO THE FORUM                      [Drawing of Roman man]

              Conventional wisdom would suggest that the smaller the entity, the greater the volatility. Inside the two-tiered small-cap universe, however, a funny thing happened: micro-cap companies (those under $300 million in market cap) appeared to be less volatile than their upper-tier counterparts in 1997.

              Meanwhile, in the small-cap sector, as measured by both Russell and Wilshire indices, value continued its winning ways over growth, outperforming in the fourth quarter, the second half, the full year and the period since the May '96 small-cap peak. We believe that this peak represents a major small-cap inflection point, a shift to value away from growth within the sector. The evidence suggests that the trend has momentum, as reflected in the following charts.


--------------------------------------------------------------------------------
                      PERFORMANCE COMPARISON: RUSSELL 2000
                  VALUE (45.1%) VS. RUSSELL 2000 GROWTH (3.9%)
                    (May 22, 1996 through December 31, 1997)
--------------------------------------------------------------------------------

[LINE CHART--PLOT POINTS]

                    Russell 2000
                 ------------------
                 Value      Growth
                 -----       ------

May-96          -0.30%      -0.99%
Jun-96          -1.48%      -7.43%
Jul-96          -6.72%     -18.73%
Aug-96          -2.67%     -12.71%
Sep-96          -0.01%      -8.22%
Oct-96           1.15%     -12.18%
Nov-96           6.59%      -9.73%
Dec-96          10.05%      -7.97%
Jan-97          11.75%      -5.67%
Feb-97          12.81%     -11.37%
Mar-97           9.79%     -17.63%
Apr-97          11.40%     -18.58%
May-97          20.27%      -6.35%
Jun-97          26.35%      -3.17%
Jul-97          31.66%       1.79%
Aug-97          33.75%       4.84%
Sep-97          42.65%      13.21%
Oct-97          38.77%       6.41%
Nov-97          40.29%       3.87%
Dec-97          45.05%       3.93%

                      PERFORMANCE COMPARISON: RUSSELL 2000
                       VALUE (14.8%) VS. S&P 500 (10.4%)
                        (July '97 through December '97))
--------------------------------------------------------------------------------

[LINE CHART--PLOT POINTS]

               Russell
                2000
                Value      S&P 500
                -----      -------

Jun-97           0.00%      0.00%
Jul-97           4.20%      7.96%
Aug-97           5.86%      1.91%
Sep-97          12.90%      7.50%
Oct-97           9.83%      3.91%
Nov-97          11.03%      8.66%
Dec-97          14.79%     10.37%


    Small-cap value packed a punch vs. small-cap growth and even the S&P 500.
--------------------------------------------------------------------------------


BEAUTY AND THE BEAST

              While we have stated our expectation of lower equity returns in the last several shareholder reports, we take solace that neither our careers nor your hard earned money are dependent on our accurately predicting the direction of, or specific performance prospects for, the overall stock market.


                                          THE ROYCE FUNDS ANNUAL REPORT 1997 | 3

[SIDEBAR]

I believe that cyclicality will be the norm for large-cap global multinationals just as it will be for the rest of the equity universe. I think that small-caps will be net beneficiaries because they are generally less influenced by world events. Relative performance over the next year or so should reflect this.

I think that the pick-up in volatility is significant regardless of how you measure it and will probably be sustained into the foreseeable future. I believe that higher volatility is a precursor to lower equity returns.

[END SIDEBAR]

[BEGIN PULL QUOTE]

  We take solace that
  neither our careers
        nor your hard
     earned money are
     dependent on our
accurately predicting
 the direction of, or
 specific performance
   prospects for, the
overall stock market.

[END PULL QUOTE]

              We learned a long time ago that the best thing we can do for our shareholders is to stay invested, even during times of uncertainty, and not lose sight of the real goal - COMPOUNDING WEALTH. We are as mindful of this goal as we are of the risk necessary for its achievement.

              We were pleased with our absolute returns in 1997, especially since they exceeded the level of return we strive for when selecting companies for the portfolios (please see pages 10-15 for a summary of each Fund's performance results). So while it's easy to get caught up in the relative game, the beast - with comparisons against certain indices or relevant peer groups - ultimately, it's the compounding of absolute returns, the beauty, that can send your children to college, provide for your retirement and buy the second home at the beach.

FROM OFF BROADWAY TO BROADWAY

              Trying to compound wealth has always been important to us, going back to the days when small-cap investing, like an attraction to computers, was not especially popular. In fact, during the '60s and '70s, anyone who showed too strong an interest in computers was likely to be branded a nerd by his or her friends and colleagues. From today's software-dependent vantage point, those days feel like the technological Stone Age. It was in 1968 that the film 2001: A Space Odyssey featured a formidably smart and heartless piece of artificial intelligence as its ostensible villain. A bit later, in 1977, Digital Equipment Corp. Founder and Chairman Ken Olson was predicting with astounding inaccuracy that there was no reason why anyone would want a home computer. Few people grasped the enormous potential of machines that seemed to be the exclusive province of geeks and mad scientists.

              Small company investing, with all its nerdy implications, resembles the computer business in this respect. When we began managing money in 1973 at Quest Advisory Corp., now known as Royce & Associates, Inc., small-cap investing was in its infancy. There were few, if any, institutions that devoted substantial time to small company stocks.

[Drawing of cars on Broadway]

4 | THE ROYCE FUNDS ANNUAL REPORT 1997

[BEGIN PULL QUOTE]

What had
been obvious to
us and a handful
of others from the
start [was] that
a conservative
risk-averse approach
could be profitably
used in the
small-cap market.

[END PULL QUOTE]

Those that did were on the prowl for aggressive start-up firms, not the quietly successful wallflowers that drew our attention. The sector was not remotely trendy, and doubts persisted as to how effectively a value style could be applied to the volatile world of small-cap stocks. Few others were willing to do the kind of "heavy lifting" of annual reports and balance sheets that came so naturally to us. In fact, we became accidental pioneers because it was not until the last ten years that the investment community as a whole began to realize what had been obvious to us and a handful of others from the start: that a conservative risk-averse approach could be profitably used in the small-cap market.

              While we were not naive enough to believe that small-cap value stocks would remain as relatively neglected as they were when we began, nothing could have prepared us (or anyone else for that matter) for the explosion of interest in small-cap value investing during recent years. Perhaps the growing popularity of "our" style might be seen as a cause for alarm. Wasn't it easier to locate attractive stocks when others were not looking for them, too? Definitely! Don't all small-cap value managers own basically the same set of stocks? Absolutely not!

              Small-cap has always been an extraordinarily broad and diverse universe, and is likely to remain that way - the sector is home to approximately 8,000 names. With that many companies to choose from, it's quite probable that multiple managers with the same style will still choose different stocks.

              Hard to believe? If you look at the top ten positions in the ten largest actively managed equity funds in Morningstar's small-cap value category as of December 31, 1997, you will find 95 different stocks held in the ten funds with only five common positions among them, meaning minimal duplication among all of these portfolios. UNLIKE THE HOME COMPUTER INDUSTRY, WHERE MOST SUCCESSFUL MANUFACTURERS HAVE SIMILAR COMPONENTS INSIDE, SMALL-CAP VALUE FUNDS GENERALLY HAVE DISSIMILAR MOVING PARTS.

              These days, value encompasses a broad array of meanings. We focus on absolute valuations as we seek to minimize risk while building returns over the long term. Other managers may share our general outlook, but that does not mean that we're all looking at the same companies or even that our value approaches are ultimately very similar. Like the computer industry, small-cap value investing has come into its own. Unlike the computer industry, there is ample room for multiple perspectives.



                       COMPANIES BY MARKET CAPITALIZATION
[triangle graph]

                    $1 billion +                       1,550
                    $500 mil to $1 bil                   845
                    $300 mil to $500 mil                 753
                    $5 mil to $300 mil                 MICRO-CAP SECTOR
                                                       6,400 Companies


                                         THE ROYCE FUNDS ANNUAL REPORT 1997  | 5

[SIDEBAR]

I think that May '96 was a major inflection point, a shift to value away from growth inside of small-cap. Since then, value has dominated, especially during the down months. Small-cap value further benefits due to its limited international exposure and its ability to use volatility to its advantage by buying stocks as they go down and selling them as they go up.

[END SIDEBAR]

[BEGIN PULL QUOTE]

The challenge
for all investors
is going to be
dealing with
a lower-return
environment.

[END PULL QUOTE]


WEST SIDE STORY

              As many of you know, we are located in midtown Manhattan, smack in the middle of New York City's prime shopping and hotel area, just a stone's throw from Broadway. Recently, an investment advisor friend of ours brought his wife to town for a typical New York City weekend of dinner, a Broadway show and a visit to our office. The intrepid advisor sat down with us for the following exchange.

HOW DO YOU VIEW YOUR PERFORMANCE IN 1997?

              We were pleased with our results, especially considering our approach to risk. While recognizing that both our investment approach and our picking universe will influence returns, ultimately we should be judged in terms of our ability to produce a successful, and hopefully consistent, record of long-term returns.

DO YOU ANTICIPATE CHANGING YOUR APPROACH TO RISK TO TAKE ADVANTAGE OF THE MARKET'S HIGH RETURNS?

              No. We remain committed to evaluating both risk and reward equally, especially given the current environment. We believe one of the primary tasks of a good money manager is to understand and respect risk, regardless of how euphoric market conditions may be.

WHAT ROLE WILL HIGHER MARKET VOLATILITY PLAY IN EQUITY INVESTING?

              It is our belief that active managers typically perform better during these volatile periods. Interestingly, small-cap value can frequently be a market leader in this environment.

WHAT CHALLENGES DO YOU SEE IN '98 AND BEYOND?

              The challenge for all investors is going to be dealing with a lower-return environment. We know that we have been crying wolf on this issue, but we continue to believe that the extraordinary market returns of the last several years are not sustainable. The Dow just concluded its best 10-year performance period and the S&P 500 its best period of overall performance ever. We think this is indicative of a peak moment and that lower returns are a given. That said, we will continue as we always have to invest in small companies with a risk-averse approach with the goal of above average absolute returns.

[BEGIN PULL QUOTE]

     We strongly
believe that our
  capital should
     be invested
       alongside
     that of our
   stockholders.

[END PULL QUOTE]

6 | THE ROYCE FUNDS ANNUAL REPORT 1997

WHY SHOULD INVESTORS CONSIDER INVESTING IN CLOSED-END FUNDS GIVEN THE POPULARITY OF OPEN-END MUTUAL FUNDS?

              Closed-end funds offer investors the advantage of a fixed capital structure, which means that the fund manager can invest without the worry of either redemptions or money flows, which typically happen at inopportune moments in open-end funds.

IS THERE ANYTHING NEW GOING ON IN THE CLOSED-END WORLD THAT YOU THINK WILL CHANGE THE MARKETPLACE?

              Closed-end funds have some unique features that have not been fully advanced by the industry. One in particular is the potential long-term benefits of leverage. We have taken advantage of the low interest rate environment to issue perpetual preferred stock in each of our three closed-end funds over the past eighteen months.

DO YOU INVEST IN YOUR CLOSED-END FUNDS?

              Our officers are substantial investors in our closed-end funds. As a group, we currently own over $18 million worth of shares. We strongly believe that our capital should be invested alongside that of our stockholders.

THE GRAPES OF "WRISK"

[Drawing of a bunch of grapes]

              For many years, we have described our investment style as "risk-averse," and characterized our work as "risk management." In fact, we have consistently presented risk information alongside performance returns to demonstrate our belief that both are equally important. When we examine companies for potential investment, we consider both risk and reward, and we think that when an investor considers a closed-end fund investment, he or she should consider these factors, too. The idea of giving emphasis to risk remains central to our style of investment management, but it occurs to us that the time may be right to clarify exactly what we mean by risk. What, after all, are we talking about when we talk about risk?

              Regardless of the context we choose, risk is a complicated word. This may be why one writer recently defined it as "the art and science of choice." However rationally we behave in the face of uncertainty, however realistically we define the potential pitfalls and profits, unanswerable questions always linger.

[BEGIN PULL QUOTE]

Our
commitment
to lowering
risk requires
an educated
understanding,
not an
avoidance,
of risk.

[END PULL QUOTE]

                                         THE ROYCE FUNDS ANNUAL REPORT 1997  | 7

[SIDEBAR]

I think that it is both appropriate and conservative for investors to consider doubling or tripling their current small-cap value allocation to 20% - 30%.

[END SIDEBAR]

[BEGIN PULL QUOTE]

               Wall Street
           and Main Street
             do not always
                 walk hand
                  in hand.
                Therefore,
              our approach
must be multi-dimensional.

[END PULL QUOTE]

The science of risk involves a great deal of reliance on the future resembling the past. The past forms a picture from which we make guesses, however well-educated, about the future. The art of risk lies in the ability to see what many others cannot.

              In our money management work, we stick almost exclusively to equity investing. Our primary emphasis is to determine the margin of safety for a given stock or, in other words, assessing how much risk we are taking to achieve a certain reward. Our method is both quantitative and historical, concentrating on two primary factors, business risk and price risk.

              When we analyze a company's business fundamentals, we ask ourselves several important questions that relate directly to business risk. One significant measure of a company's financial good health lies in our estimate of its ability to withstand economic adversity. WE WANT TO KNOW WHAT THE POTENTIAL RISK IS OF "PERMANENT CAPITAL IMPAIRMENT," I.E., THE LIKELIHOOD OF A BUSINESS NOT BEING ABLE TO GENERATE SUSTAINABLE RETURNS ON ASSETS OR, EVEN WORSE, BECOMING INSOLVENT.

              Wall Street and Main Street do not always walk hand in hand. Therefore, our approach must be multi-dimensional. This is where price risk becomes important. We attempt to reduce this type of risk by buying stocks that are trading at what we believe are bargain prices; we believe that the price one pays for an investment makes a significant difference in long-term returns.

              Our commitment to lowering risk requires an educated understanding, not an avoidance, of risk. It is a reality to be lived with, not escaped from. For us, understanding a company's business risk through the examination of 10Qs, 10Ks and other documents forms the science of risk management. The art of risk, and the fun of all this work, comes from interpreting the subjective and seeking to convert these assessments into attractive long-term returns. WE GET A KICK OUT OF PROVING WRONG THOSE ACADEMICS WHO ASSERT THAT HIGH ABSOLUTE RETURNS ARE SOLELY THE PRODUCT OF HIGH RISK.

              We are the first to admit that our focus on risk has somewhat hindered our relative returns over the last several years, but we do not intend to abandon our approach, especially given the higher levels of volatility in today's market.

PRELUDE TO A . . .

              While we have no idea where the Dow Jones Industrial Average will end in 1998, we do believe that the current backdrop of higher market volatility, overseas vulnerability, and potential interest rate uncertainty may result in a favorable investment environment for small-cap value. Higher volatility usually translates into lower returns - the standard deviation for the S&P 500 for the six months ended 12/31/97 was 50% higher than the first half of the year, while total return was approximately half that of the first six months - and an edge for value because the discipline demands buying stocks as they


8 | THE ROYCE FUNDS ANNUAL REPORT 1997
decline and selling them as they go up. By its very nature, small-cap value generally has limited foreign exposure, an advantage given the current turmoil in Southeast Asia. In our judgment, it is unlikely that a 25% decline in long-term interest rates and a 125% rise in the S&P 500 will be repeated in the next three years.

              We look forward to taking a curtain call for what we hope will be a "successful run" in 1998 and remain confident about the long-term prospects of our risk-averse approach.

[Photo of Royce, George, Fockler]
(c) Gloria Baker

Chuck Royce, Whitney George, Jack Fockler

Sincerely,
                                  [signatures]

Charles M. Royce               W. Whitney George           Jack E. Fockler, Jr.
    President                    Vice President                Vice President


January 26, 1998



PS:  Broadway trivia fans will be interested to know that . . .

Bring In 'Da Noise, Bring In 'Da Funk made it to Broadway in April 1996 after a successful Off Broadway run. Savion Glover's rhythmic tribute to tap took home a Tony in '96 for Best Musical.

Fiddler On The Roof was one of Broadway's all-time winners with 3,242 performances between 1964 and 1972. The play was also made into a successful film featuring future "Starsky & Hutch" star Paul Michael Glaser in a supporting role.

A Chorus Line is still the all-time performance leader (what mutual fund manager wouldn't love to be able to say that) with a record 6,137 performances. "One Singular Sensation" indeed!

A Funny Thing Happened On The Way To The Forum was one of Broadway's most successful reruns. The most recent production (April 1996 - January 1998) drew raves with three different actors in the leading role, Nathan Lane, Whoopi Goldberg and David Alan Grier.

Beauty And The Beast proved that cartoons can make great plays with one of the most successful runs of the '90s!

West Side Story showed that Shakespeare could swing on the streets of New York and remains one of the country's most popular musicals.

The Grapes Of Wrath offered unfortunate evidence that great novels don't always translate into great dramas - this production endured a brief six-month run from March through September of 1990.

Prelude To a Kiss, originally featuring Timothy Hutton, did not become a prelude to box office success when it was made into a film.


                                         THE ROYCE FUNDS ANNUAL REPORT 1997  | 9

ROYCE VALUE TRUST
--------------------------------------------------------------------------------

[SIDE BAR]

WHAT WE DO Royce Value Trust ("RVT") is a closed-end fund that invests primarily in small and micro-cap companies using a disciplined value approach.

HOW WE DID In what was a difficult quarter for small-cap stocks, Royce Value Trust, with its value orientation, held its own versus the small-cap oriented Russell 2000 and S&P 600 indices. RVT's NAV return for the 4th quarter was -1.9% versus -3.4% and -3.1% for the Russell and S&P 600, respectively. The Fund also provided a performance edge versus both indices during the second half and the full year. In even better news, RVT's market price performance exceeded its NAV performance during both periods. The Fund's market price returns for these periods were 18.3% and 28.8%, respectively, versus NAV returns of 12.8% and 27.5%.

     The Fund, which invests in both small & micro-cap companies, now has eleven years of performance history and a since inception (11/26/86) NAV average annual total return which exceeds both small-cap indices. RVT also enjoys the distinction of being the oldest & largest small-cap closed-end fund available. The Fund's officers, employees and their affiliates currently own over $4 million of the Fund's Common Stock.

[END SIDE BAR]


NAV TOTAL RETURNS
THROUGH 12/31/97
-----------------------------------------
4th Qtr 1997                    -1.9%

1-Year                          27.5%

3-Year Average Annual           21.8%

5-Year Average Annual           16.6%

10-Year Average Annual          16.4%

Since Inception (11/26/86)      13.9%
Average Annual
-----------------------------------------



----------------------------------------------------------------------
RISK/RETURN COMPARISON
TEN-YEAR PERIOD ENDED 12/31/97

Over the last ten years,
Royce Value Trust has
outperformed the
S&P 600 and Russell 2000
on BOTH an absolute and
a risk-adjusted basis.


                 Average Annual   Standard
                  Total Return    Deviation       RUR
-------------------------------------------------------------------------------
    RVT (NAV)         16.4%        10.2           1.61

    S&P 600           15.4%        15.1           1.02

    Russell 2000      15.8%        15.0           1.05
-------------------------------------------------------------------------------
RUR = Return Per Unit of Risk: Average annual total return divided by the annualized standard deviation over a designated time period.
----------------------------------------------------------------------



RVT MARKET PRICE - ACTUAL VS. ADJUSTED*
--------------------------------------------------------------------------------

Mkt. Price Total Returns
From Incept. = 243.2%
    10 Years = 372.9%
     5 Years =  95.7%
     3 Years =  80.6%
      1 Year =  28.8%

[LINE CHART--PLOT POINTS]

       Date         Actual        Adjusted
       ----         ------        --------
     11/26/86       10.00          10.00
     12/31/86        9.88           9.88
      1/31/87       10.75          10.75
      2/28/87        9.75           9.75
      3/31/87        9.63           9.63
      4/30/87        8.63           8.63
      5/31/87        9.50           9.50
      6/30/87        9.38           9.37
      7/31/87        9.13           9.12
      8/31/87        9.50           9.50
      9/30/87        9.25           9.25
     10/31/87        7.00           7.30
     11/30/87        6.63           6.91
     12/31/87        6.75           7.26
      1/31/88        7.00           7.53
      2/29/88        8.00           8.60
      3/31/88        8.13           8.73
      4/30/88        8.00           8.60
      5/31/88        7.88           8.46
      6/30/88        8.63           9.27
      7/31/88        8.50           9.14
      8/31/88        8.38           9.00
      9/30/88        8.88           9.54
     10/31/88        8.63           9.27
     11/30/88        8.25           8.87
     12/31/88        8.13           9.25
      1/31/89        8.75           9.96
      2/28/89        8.50           9.68
      3/31/89        8.88          10.10
      4/30/89        9.13          10.39
      5/31/89        9.38          10.67
      6/30/89        9.25          10.53
      7/31/89        9.63          10.96
      8/31/89        9.75          11.10
      9/30/89        9.63          10.99
     10/31/89        9.50          10.84
     11/30/89        9.50          10.84
     12/31/89        9.50          11.46
      1/31/90        8.88          10.71
      2/28/90        8.75          10.56
      3/31/90        9.25          11.16
      4/30/90        9.25          11.16
      5/31/90        9.50          11.46
      6/30/90        9.63          11.61
      7/31/90        9.50          11.31
      8/31/90        8.25          10.26
      9/30/90        7.88           9.53
     10/31/90        7.25           8.78
     11/30/90        7.75           9.38
     12/31/90        8.13          10.23
      1/31/91        8.75          10.85
      2/28/91        9.88          12.43
      3/31/91       10.38          13.05
      4/30/91       10.75          13.53
      5/31/91       10.25          12.90
      6/30/91       10.00          12.58
      7/31/91       10.13          12.74
      8/31/91        9.88          12.42
      9/30/91        9.88          12.46
     10/31/91       10.25          12.93
     11/30/91       10.00          12.61
     12/31/91       10.38          13.83
      1/31/92       11.00          14.67
      2/29/92       11.75          15.67
      3/31/92       11.50          15.33
      4/30/92       11.63          15.50
      5/31/92       11.38          15.33
      6/30/92       11.25          15.00
      7/31/92       11.25          15.00
      8/31/92       11.13          14.83
      9/30/92       11.38          15.19
     10/31/92       11.50          15.36
     11/30/92       12.63          16.86
     12/31/92       12.25          17.54
      1/31/93       12.75          18.25
      2/28/93       12.88          18.25
      3/31/93       13.00          18.61
      4/30/93       12.88          18.43
      5/31/93       12.88          18.43
      6/30/93       13.13          18.79
      7/31/93       13.38          19.33
      8/31/93       13.63          19.50
      9/30/93       13.75          19.75
     10/31/93       14.25          20.47
     11/30/93       13.88          19.94
     12/31/93       12.88          20.13
      1/31/94       13.25          20.72
      2/28/94       13.00          20.33
      3/31/94       12.25          19.16
      4/30/94       12.50          19.55
      5/31/94       12.38          19.35
      6/30/94       12.25          19.16
      7/31/94       12.38          19.35
      8/31/94       12.63          19.74
      9/30/94       12.00          18.76
     10/31/94       11.63          18.18
     11/30/94       12.13          19.18
     12/31/94       11.00          19.00
      1/31/95       11.63          20.08
      2/28/95       11.75          20.30
      3/31/95       11.38          19.65
      4/30/95       11.88          20.52
      5/31/95       12.13          20.73
      6/30/95       12.00          20.73
      7/31/95       12.63          21.81
      8/31/95       13.13          22.68
      9/30/95       13.50          23.33
     10/31/95       12.88          22.25
     11/30/95       13.25          23.10
     12/31/95       11.88          22.91
      1/31/96       12.38          23.87
      2/29/96       12.13          23.39
      3/31/96       12.25          23.63
      4/30/96       12.25          23.63
      5/31/96       12.63          24.35
      6/30/96       12.38          23.87
      7/31/96       11.63          22.42
      8/31/96       12.25          23.63
      9/30/96       12.63          24.35
     10/31/96       12.38          23.87
     11/30/96       12.88          24.84
     12/31/96       12.63          26.64
      1/31/97       12.38          26.11
      2/28/97       12.50          26.37
      3/31/97       11.75          24.79
      4/30/97       11.88          25.06
      5/31/97       12.75          26.90
      6/30/97       13.75          29.01
      7/31/97       30.070         14.250
      8/31/97       32.310         15.375
      9/30/87       35.010         16.250
     10/31/97       33.390         15.500
     11/30/97       35.410         16.438
     12/31/97       34.320         15.063


         The regular reinvestment of distributions makes a difference!
--------------------------------------------------------------------------------



*Reflects market price total return experience of a continuous stockholder who reinvested all distributions and fully participated in primary rights offerings. This graph illustrates the market price change from IPO of $10 per share on 11/26/86.


10 | THE ROYCE FUNDS ANNUAL REPORT 1997

                                                  PERFORMANCE & PORTFOLIO REVIEW
--------------------------------------------------------------------------------


DOWN MARKET PERFORMANCE COMPARISON
(ALL DOWN PERIODS OF 7.5% OR GREATER) IN PERCENTAGES (%)
-----------------------------------------------------------
[BAR CHART]
                              RVT (NAV)      Russell 2000
8/25/87-10/28/87              -26.6          -39.1

10/9/89-10/30/90              -22.0          -32.7

2/12/92-7/8/92                -2.1           -11.9

3/18/94-12/9/94               -5.3           -12.4

5/22/96-7/24/96               -6.6           -15.5

1/22/97-4/25/97               -3.1           -9.2

10/13/97-10/27/97             -6.3           -9.7

   Royce Value Trust's risk-averse investment orientation
  has resulted in strong relative returns in down markets.
------------------------------------------------------------



GOOD IDEAS THAT WORKED
---------------------------------------------------------
            1997 REALIZED AND UNREALIZED GAIN
---------------------------------------------------------
    MacDermid, Incorporated                  $6,299,186

    Wesco Financial Corporation               2,296,702

    Merrill Corporation                       2,133,004

    Ethan Allen Interiors                     2,024,725

    National Bancorp of Alaska                1,937,283
---------------------------------------------------------
    Combined Gain                           $14,690,900
---------------------------------------------------------



GOOD IDEAS AT THE TIME
---------------------------------------------------------
            1997 REALIZED AND UNREALIZED LOSS
---------------------------------------------------------
    International Semi-Tech                $1,514,290

    The Topps Company                       1,048,053

    Haemonetics Corporation                   984,018

    Midwest Grain Products                    875,350

    The Rival Company                         868,005
---------------------------------------------------------
    Combined Loss                          $5,289,716
---------------------------------------------------------


PORTFOLIO DIAGNOSTICS
------------------------------------------------------
    Median Market Cap                     $376 million

    Weighted Average P/E Ratio            16.8x

    Weighted Average P/B Ratio            1.8x

    Weighted Average Yield                1.5%

    Net Assets                            $554 million

    Turnover Rate                         29%

    Net Leverage*                         13%

    Symbol                                RVT
------------------------------------------------------
 *Net Leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.


TOP TEN POSITIONS
% OF NET ASSETS
----------------------------------------
  1. MacDermid, Incorporated         1.6

  2. Alleghany Corporation           1.2

  3. PXRE Corporation                1.1

  4. Alliance Capital
     Management L.P.                 1.0

  5. CalMat                          1.0

  6. Ash Grove Cement
     Company Cl. B                   1.0

  7. Wesco Financial Corporation     1.0

  8. Stanhome                        0.9

  9. Puerto Rican Cement
     Company                         0.9

 10. Velcro Industries               0.9
----------------------------------------


PORTFOLIO SECTOR BREAKDOWN (WITH EXAMPLES)                      % OF NET ASSETS*
--------------------------------------------------------------------------------
Industrial Products  Textiles, building construction materials, steel, paper. 22

Financial Intermediaries  Banks, insurance, stockbrokers.                  18

Industrial Services  Engineering, trucking, printing, advertising.    14

Consumer Products Apparel, home furnishings, mobile homes.         13

Technology  Electronics, software, distributors.               8

Financial Services Investment management,
insurance brokers, credit rating.                          9

Miscellaneous                                          5

Natural Resources  Energy, real estate, aggregates.  4

Retail  Apparel stores, discount stores,
direct marketing.                                  3

Consumer Services  Restaurants, airlines.        2

Health  Pharmaceuticals, medical equipment,
health care, biotech.                            2
--------------------------------------------------------------------------------
*excludes cash and cash equivalents.



     During 1997, the companies listed above made the largest positive and negative contributions in dollar terms to our overall performance. While we are quite pleased with this year's successes, we have learned over the years that there is often more wisdom to be drawn from failures. An examination of past years' winners and losers has taught us that this year's beast can easily be transformed into next year's beauty. Certain securities whose fundamentals are intact, but whose recent performance is out of sync, provide us with the opportunity to buy additional shares at discounted prices. The end result is that we would not be surprised to find that one of this year's underperformers becomes a future year's major portfolio success story.

     MacDermid is an aggressively managed specialty chemical company. Strategic acquisitions and a high level of stock repurchases have helped to produce rapidly-growing earnings and corresponding increases in the stock price.

     International Semi-Tech notes are collateralized by a controlling interest in Singer Corp. As a global distributor of consumer products, this issue was especially sensitive to the volatility in Southeast Asia.


                                       THE ROYCE FUNDS ANNUAL REPORT 1997  |  11

ROYCE MICRO-CAP TRUST
--------------------------------------------------------------------------------
[SIDEBAR]

WHAT WE DO Royce Micro-Cap Trust ("OTCM") is a closed-end fund that uses a disciplined value approach to invest primarily in companies with market capitalizations below $300 million. We believe that the buying opportunities in this sector have more potential for higher returns than any other in the domestic equity market due to limited institutional attention and research coverage.

HOW WE DID Royce Micro-Cap Trust outperformed its benchmark, the small-cap oriented Russell 2000 index, for the 4th quarter, the last six months and the full year on BOTH an NAV and market basis. The Fund finished the 4th quarter with NAV and market price returns of -1.6% and -0.5%, respectively, versus a return of -3.4% for the Russell. For the full year, the Fund's NAV was up 27.1%. This compares to a return of 22.4% for the Russell.

     After a sluggish start, micro-cap stocks emerged in 1997's second half. In fact, micro-caps were our best performers for the third quarter, with OTCM posting impressive returns in this period. With $182 million in total net assets on 12/31/97, the Fund remains the only micro-cap closed-end fund available.

     On July 2, 1997, the Fund took advantage of the low interest rate environment and issued $40 million of 7.75% Cumulative Preferred Stock at $25 per share. We have invested, and will continue to invest, this capital as buying opportunities emerge in accordance with the Fund's investment policies and objectives. These shares, now listed on the American Stock Exchange, have been trading since July 10, 1997.

     We remain enthused about the long-term opportunities that the micro-cap sector and our enhanced capital structure affords. Fund officers, employees and their affiliates currently own over $10 million of the Fund's Common Stock.

[END SIDEBAR]


NAV TOTAL RETURNS
THROUGH 12/31/97
------------------------------------------------------------------
        4th Qtr 1997                                   -1.6%

        1-Year                                         27.1%

        3-Year Average Annual                          22.1%

        Since Inception (12/14/93)                     17.7%
        Average Annual
------------------------------------------------------------------


--------------------------------------------------------------------------------
RISK/RETURN COMPARISON
FROM INCEPTION (12/14/93) THROUGH 12/31/97

Since its inception,
Royce Micro-Cap Trust
has outperformed the
Russell 2000 on BOTH
an absolute and a risk-
adjusted basis.
                    Average Annual     Standard
                     Total Return     Deviation  RUR
-----------------------------------------------------
    OTCM (NAV)          17.7%           9.0      1.96

    Russell 2000        16.6%          13.1      1.26
-----------------------------------------------------
RUR = Return Per Unit of Risk: Average annual total return divided by the annualized standard deviation over a designated time period.
--------------------------------------------------------------------------------



OTCM MARKET PRICE - ACTUAL VS. ADJUSTED*
--------------------------------------------------------------------------------

Mkt. Price Total Returns
From Incept. = 74.7%
     3 Years = 84.3%
      1 Year = 35.0%

[LINE CHART--PLOT POINTS]

       Date         Actual        Adjusted
       ----         ------        --------
     12/14/93        7.500          7.50
     12/31/93        7.500          7.50
      1/31/94        7.750          7.75
      2/28/94        7.500          7.50
      3/31/94        6.500          6.50
      4/30/94        6.625          6.63
      5/31/94        7.125          7.13
      6/30/94        6.750          6.75
      7/31/94        7.000          7.00
      8/31/94        7.125          7.13
      9/30/94        7.000          7.00
     10/31/94        7.375          7.38
     11/30/94        7.185          7.13
     12/31/94        7.111          7.00
      1/31/95        6.857          6.75
      2/28/95        7.238          7.13
      3/31/95        6.984          6.88
      4/30/95        6.984          6.88
      5/31/95        7.111          7.00
      6/30/95        7.492          7.38
      7/31/95        7.873          7.75
      8/31/95        8.127          8.00
      9/30/95        8.508          8.38
     10/31/95        7.873          7.75
     11/30/95        7.746          7.63
     12/31/95        8.517          8.00
      1/31/96        8.250          7.75
      2/29/96        8.250          7.75
      3/31/96        8.250          7.75
      4/30/96        8.915          8.38
      5/31/96        8.915          8.38
      6/30/96        9.182          8.63
      7/31/96        8.251          7.75
      8/31/96        8.451          7.94
      9/30/96        8.518          8.00
     10/31/96        8.518          8.00
     11/30/96        9.050          8.50
     12/31/96        9.705          8.25
      1/31/97        9.300          7.88
      2/28/97        9.411          8.00
      3/31/97        8.970          7.63
      4/30/97        9.558          8.13
      5/31/97       10.150          8.63
      6/30/97       10.590          8.98
      7/31/97       10.660          9.06
      8/31/97       11.320          9.63
      9/30/97       13.160         11.19
     10/31/97       12.790         10.88
     11/30/97       12.720         10.81
     12/31/97       13.100         10.13


         The regular reinvestment of distributions makes a difference!
--------------------------------------------------------------------------------

*Reflects market price total return experience of a continuous stockholder who reinvested all distributions and fully participated in the 1994 rights offering. This graph illustrates the market price change from IPO of $7.50 per share on 12/14/93.


12 | THE ROYCE FUNDS ANNUAL REPORT 1997

                                                  PERFORMANCE & PORTFOLIO REVIEW
--------------------------------------------------------------------------------



DOWN MARKET PERFORMANCE COMPARISON
(ALL DOWN PERIODS OF 7.5% OR GREATER) IN PERCENTAGES (%)
--------------------------------------------------------------------------------
[BAR CHART]
                    OTCM (NAV)          Russell 2000

3/18/94-12/9/94     -0.4                -12.4

5/22/96-7/24/96     -6.8                -15.5

1/22/97-4/25/97     -3.4                -9.2

10/13/97-10/27/97   -5.5                -9.7


              Royce Micro-Cap's risk-averse investment orientation
            has resulted in strong relative returns in down markets.
--------------------------------------------------------------------------------



GOOD IDEAS THAT WORKED
------------------------------------------------------------
               1997 REALIZED AND UNREALIZED GAIN
------------------------------------------------------------
    Oshkosh B'Gosh Cl. A                      $1,173,190

    Duff & Phelps Credit Rating Co.              906,890

    Matthews International Corporation Cl. A     834,750

    New England Business Service                 811,830

    Puerto Rican Cement Company                  708,397
------------------------------------------------------------
    Combined Gain                             $4,435,057
------------------------------------------------------------



GOOD IDEAS AT THE TIME
------------------------------------------------------------
             1997 REALIZED AND UNREALIZED LOSS
------------------------------------------------------------
    Guy F. Atkinson Company                $1,102,822

    Resurgence Properties                     379,588

    The Topps Company                         339,371

    Nitinol Medical Technologies              322,176

    Midwest Grain Products                    309,916
------------------------------------------------------------
    Combined Loss                          $2,454,873
------------------------------------------------------------



PORTFOLIO DIAGNOSTICS
------------------------------------------------------
    Median Market Cap                     $176 million

    Weighted Average P/E Ratio            15.4x

    Weighted Average P/B Ratio            1.7x

    Weighted Average Yield                1.0%

    Net Assets                            $182 million

    Turnover Rate                         34%

    Net Leverage                          2%

    Symbol                                OTCM
------------------------------------------------------
 *Net Leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.



TOP TEN POSITIONS
% OF NET ASSETS
-----------------------------------------
  1. Matthews International
     Corporation Cl. A              1.3

  2. Duff & Phelps
     Credit Rating Co.              1.2

  3. Oshkosh B'Gosh                 1.2

  4. PXRE Corporation               1.1

  5. New England
     Business Service               1.1

  6. Velcro Industries              1.0

  7. Puerto Rican Cement
     Company                        0.9

  8. Simpson Manufacturing          0.9

  9. Chemfab Corporation            0.9

 10. Penn Engineering and
     Manufacturing                  0.9
-----------------------------------------



PORTFOLIO SECTOR BREAKDOWN (WITH EXAMPLES)                      % OF NET ASSETS*
--------------------------------------------------------------------------------
Industrial Products  Textiles, building construction materials, steel, paper. 23

Consumer Products Apparel, home furnishings, mobile homes.               17

Technology  Electronics, software, distributors.                     14

Industrial Services  Engineering, trucking, printing, advertising.  13

Financial Intermediaries  Banks, insurance, stockbrokers.         12

Miscellaneous                                            6

Financial Services Investment management, insurance
brokers, credit rating.                                 5

Retail  Apparel stores, discount stores, direct
marketing.                                            4

Natural Resources  Energy, real estate, aggregates.  3

Consumer Services  Restaurants, airlines.         2

Health  Pharmaceuticals, medical equipment,
health care, biotech.                            1
--------------------------------------------------------------------------------
*excludes cash and cash equivalents.



     During 1997, the companies listed above made the largest positive and negative contributions in dollar terms to our overall performance. While we are quite pleased with this year's successes, we have learned over the years that there is often more wisdom to be drawn from failures. An examination of past years' winners and losers has taught us that this year's beast can easily be transformed into next year's beauty. Certain securities whose fundamentals are intact, but whose recent performance is out of sync, provide us with the opportunity to buy additional shares at discounted prices. The end result is that we would not be surprised to find that one of this year's underperformers becomes a future year's major portfolio success story.

     Oshkosh B'Gosh, in our opinion, remains a very solid company whose management has begun to concentrate more closely on their core business of clothing manufacturing, has shed non-core operations and has applied excess capital to stock repurchases. All of these activities led to growth in earnings and stock price.

     Guy F. Atkinson Company was a case of our badly misjudging management as the stock of this heavy construction contractor went from a $10 per share book value to bankruptcy virtually overnight in spite of a solid balance sheet. This provides a good example of the importance of portfolio diversification.


                                        THE ROYCE FUNDS ANNUAL REPORT 1997  | 13

ROYCE GLOBAL TRUST
--------------------------------------------------------------------------------
[SIDEBAR]

WHAT WE DO Royce Global Trust ("FUND") is a closed-end fund that invests primarily in a limited number of domestic and foreign companies, selected using a value approach. While it is not restricted as to stock market capitalization, Royce focuses the Fund's investments primarily in small-cap companies with significant business activities in the United States. Normally, at least 65% of the assets will be invested in the securities of companies of at least three countries, including the United States.

HOW WE DID Royce Global Trust's fourth quarter performance was hindered by the increased volatility in global markets and in domestic small-cap stocks. These small-cap securities were particularly volatile during the fourth quarter. For the quarter, the Fund's NAV return was -5.0% versus -3.4% for the small-cap oriented Russell 2000 index and -2.5% for the Morgan Stanley World Index ("MSWI"). The Fund finished the full year up 20.5%, slightly below the Russell 2000's return of 22.4%, but above the MSWI's return of 15.8%.

     Although our management tenure with the Fund has been short, we are nevertheless pleased with its 21.9% average annual NAV total return since we assumed the Fund's management on November 1, 1996. Since that time, we have focused primarily on smaller companies that are domiciled in the United States and we have added a change to the Fund's capital structure. On November 21, 1997, the Fund took advantage of the low interest rate environment and issued $20,000,000 of 7.45% Cumulative Preferred Stock at $25 per share. These shares are listed on the American Stock Exchange and began trading on November 28. We look forward to investing this capital in accordance with the Fund's investment policies and objectives as buying opportunities emerge.

     As part of our ongoing commitment, the Fund's officers, employees and their affiliates currently own over $3.5 million of the Fund's Common Stock.

[END SIDEBAR]


NAV TOTAL RETURNS
THROUGH 12/31/97
--------------------------------------------------
 4th Qtr 1997                        -5.0%

 1997                                20.5%

 Since Inception* Average Annual     21.9%
--------------------------------------------------
*Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.


TOTAL RETURN COMPARISON:
ROYCE GLOBAL TRUST MARKET PRICE AND NAV VS.
MORGAN STANLEY WORLD INDEX (11/1/96 - 12/31/97)
--------------------------------------------------------------------------------

Cumulative Total Returns
  (11/1/96 - 12/31/97)
Fund Mkt. Pr. = 27.4%
Fund NAV = 25.9%
MS World Index = 20.3%


[LINE CHART--PLOT POINTS]


     Date      RGT Mkt.       RGT NAV        MSCI Wor
     ----      --------       --------       --------
     Oct 96         0              0              0
     Nov 96     6.43%          3.22%          5.58%
     Dec 96     5.00%          4.54%          3.87%
     Jan 97     8.57%          4.54%          5.11%
     Feb 97     4.29%          5.87%          6.30%
     Mar 97    11.43%          4.92%          4.17%
     Apr 97     7.86%          6.25%          7.56%
     May 97    10.00%         14.58%         14.18%
     Jun 97    14.29%         20.45%         19.85%
     Jul 97    20.72%         24.05%         25.35%
     Aug 97    24.29%         24.81%         16.95%
     Sep 97    38.57%         32.57%         23.28%
     Oct 97    30.00%         27.08%         16.77%
     Nov 97    30.00%         24.24%         18.82%
     Dec 97    27.40%         25.94%         20.25%


--------------------------------------------------------------------------------
Returns reflect reinvestment of all distributions since Royce & Associates assumed management responsibility for the Fund on 11/1/96.


It is important that we share a common financial goal with our stockholders.

     [bullet] The Fund's officers, employees and their affiliates have more than $3.5 million invested in the Fund's Common Stock.

     [bullet] The Fund's officers currently own more than 728,000 shares of Common Stock, or 8.6% of the outstanding shares.

     [bullet] The Fund's officers purchased over 70,000 shares of Common Stock in the fourth quarter.


14 | THE ROYCE FUNDS ANNUAL REPORT 1997

                                                  PERFORMANCE & PORTFOLIO REVIEW
--------------------------------------------------------------------------------


PORTFOLIO DIAGNOSTICS
------------------------------------------------------
    Median Market Cap                     $662 million

    Weighted Average P/E Ratio            18.0x

    Weighted Average P/B Ratio            1.9x

    Weighted Average Yield                0.9%

    Turnover Rate                         74%

    Top 3 Countries:

    US (77%), Canada (4%), Netherlands Antilles (4%)

    Net Assets                            $71 million

    Symbol                                FUND
------------------------------------------------------



GOOD IDEAS THAT WORKED
------------------------------------------------------
          1997 REALIZED AND UNREALIZED GAIN
------------------------------------------------------
    Velcro Industries                        $563,700

    MacKenzie Financial Corporation           478,664

    BHI Corporation                           464,068

    Stone & Webster                           417,964

    Puerto Rican Cement Company               405,975
------------------------------------------------------
    Combined Gain                          $2,330,371
------------------------------------------------------



GOOD IDEAS AT THE TIME
------------------------------------------------------
          1997 REALIZED AND UNREALIZED LOSS
------------------------------------------------------
    Groupe AB                                $359,253

    The Topps Company                         241,124

    Standard Commercial Corporation           228,638

    Semi-Tech                                 210,781

    Haemonetics Corporation                   195,084
------------------------------------------------------
    Combined Loss                           1,234,880
------------------------------------------------------



TOP TEN POSITIONS
% OF NET ASSETS
------------------------------------------------------
  1.  Leucadia National
      Corporation                            2.6

  2.  Velcro Industries                      2.6

  3.  Ryanair Holdings ADR                   2.0

  4.  Gibson Greetings                       2.0

  5.  The Pioneer Group                      1.9

  6.  BHI Corporation                        1.8

  7.  Willbros Group                         1.8

  8.  International Dairy Queen Cl. A        1.7

  9.  Unifi                                  1.7

 10.  PXRE Corporation                       1.7
------------------------------------------------------



PORTFOLIO SECTOR BREAKDOWN (WITH EXAMPLES)                      % OF NET ASSETS*
--------------------------------------------------------------------------------
Industrial Services  Engineering, trucking, printing, advertising.            17

Financial Services Investment management, insurance brokers, credit rating.  16

Industrial Products  Textiles, building construction materials, steel,
paper.                                                                       16

Consumer Products Apparel, home furnishings, mobile homes.              14

Financial Intermediaries  Banks, insurance, stockbrokers.         11

Consumer Services  Restaurants, airlines.            6

Natural Resources  Energy, real estate, aggregates.  6

Technology  Electronics, software, distributors.     6

Health  Pharmaceuticals, medical equipment,
health care, biotech.                            4

Retail  Apparel stores, discount stores, direct
marketing.                                       4
--------------------------------------------------------------------------------
*excludes cash and cash equivalents.



     During 1997, the companies listed above made the largest positive and negative contributions in dollar terms to our overall performance. While we are quite pleased with this year's successes, we have learned over the years that there is often more wisdom to be drawn from failures. An examination of past years' winners and losers has taught us that this year's beast can easily be transformed into next year's beauty. Certain securities whose fundamentals are intact, but whose recent performance is out of sync, provide us with the opportunity to buy additional shares at discounted prices. The end result is that we would not be surprised to find that one of this year's underperformers becomes a future year's major portfolio success story.

     Velcro is a recently resurgent old favorite whose multiple new applications for velcro fasteners such as baby diapers helped it to attain new highs in both earnings and stock price.

     Group AB, a French satellite communications programming firm, simply never performed to expectations. This stock provided a valuable lesson about exercising caution in the European IPO market.


                                       THE ROYCE FUNDS ANNUAL REPORT 1997  |  15

HISTORY SINCE INCEPTION
--------------------------------------------------------------------------------

THE FOLLOWING TABLE DETAILS THE SHARE ACCUMULATIONS BY AN INITIAL INVESTOR IN THE FUNDS WHO REINVESTED ALL DISTRIBUTIONS (INCLUDING FRACTIONAL SHARES) AND PARTICIPATED FULLY IN PRIMARY SUBSCRIPTIONS FOR EACH OF THE RIGHTS OFFERINGS. FULL PARTICIPATION IN DISTRIBUTION REINVESTMENTS AND RIGHTS OFFERINGS MAXIMIZES THE RETURNS AVAILABLE TO AN INVESTOR. THIS TABLE SHOULD BE READ IN CONJUNCTION WITH THE PERFORMANCE REVIEWS OF THE FUNDS.


                                 AMOUNT  PURCHASE                    NAV         MKT
       HISTORY                  INVESTED  PRICE         SHARES      VALUE*      VALUE*
       -------                  -------- --------       ------      ------      ------
ROYCE VALUE TRUST

11/28/86    Initial Purchase    $10,000  $10.000        1,000       $ 9,280   $10,000

10/15/87    Distribution $.30              7.000           42

12/31/87    Distribution $.22              7.125           32         8,578     7,250

12/27/88    Distribution $.51              8.625           63        10,529     9,238

 9/22/89    Rights Offering         405    9.000           45

12/29/89    Distribution $.52              9.125           67        12,942    11,866

 9/24/90    Rights Offering         457    7.375           62

12/31/90    Distribution $.32              8.000           52        11,713    11,074

 9/23/91    Rights Offering         638    9.375           68

12/31/91    Distribution $.61             10.625           82        17,919    15,697

 9/25/92    Rights Offering         825   11.000           75

12/31/92    Distribution $.90             12.500          114        21,999    20,874

 9/27/93    Rights Offering       1,469   13.000          113

12/31/93    Distribution $1.15            13.000          160        26,603    25,428

10/28/94    Rights Offering       1,103   11.250           98

12/19/94    Distribution $1.05            11.375          191        27,939    24,905

 11/3/95    Rights Offering       1,425   12.500          114

 12/7/95    Distribution $1.29            12.125          253        35,676    31,243

 12/6/96    Distribution $1.15            12.250          247        41,213    36,335

  9/8/97    Distribution $0.33            15.625           61

 12/5/97    Distribution $0.88            15.313          169
-------------------------------------------------------------------------------------------
12/31/97                        $16,322                 3,108       $52,556   $46,814
-------------------------------------------------------------------------------------------


ROYCE MICRO-CAP TRUST

12/14/93    Initial Purchase    $ 7,500  $ 7.500        1,000       $ 7,250   $ 7,500

10/28/94    Rights Offering       1,400    7.000          200

12/19/94    Distribution $.05              6.750            9         9,163     8,462

 12/7/95    Distribution $.36              7.500           58        11,264    10,136

 12/6/96    Distribution $.80              7.625          133        13,132    11,550

 12/5/97    Distribution $1.00            10.000          140
------------------------------------------------------------------------------------------------------
12/31/97                        $ 8,900                 1,540       $16,694   $15,593
------------------------------------------------------------------------------------------------------


ROYCE GLOBAL TRUST

10/31/96    Initial Purchase    $ 4,375  $ 4.375        1,000       $ 5,280   $ 4,375

12/31/96                                                              5,520     4,594

 12/5/97    Distribution $0.53             5.250          101
------------------------------------------------------------------------------------------------------
12/31/97                        $ 4,375                 1,101       $ 6,650   $ 5,574
------------------------------------------------------------------------------------------------------

* OTHER THAN FOR INITIAL PURCHASE, VALUES ARE STATED AS OF DECEMBER 31 OF THE YEAR INDICATED, AFTER REINVESTMENT OF DISTRIBUTIONS.


16 | THE ROYCE FUNDS ANNUAL REPORT 1997

DISTRIBUTION REINVESTMENT AND CASH PURCHASE OPTIONS FOR COMMON STOCKHOLDERS
--------------------------------------------------------------------------------


WHY SHOULD I REINVEST MY DISTRIBUTIONS?

        By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized because his interest is diluted through the issuance of new shares to other stockholders.

HOW DOES THE REINVESTMENT OF DISTRIBUTIONS FROM THE ROYCE CLOSED-END FUNDS
WORK?

        Simply put, it works by the Funds automatically issuing shares in payment of distributions unless you indicate to the contrary.

HOW DOES THIS APPLY TO REGISTERED STOCKHOLDERS?

        If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Fund's custodian, State Street Bank and Trust Company, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if State Street is properly notified.

WHAT IF MY SHARES ARE HELD BY A BROKERAGE FIRM OR A BANK?

        If your shares are held in the name of a brokerage firm, bank, or other intermediary, as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

WHAT OTHER FEATURES ARE AVAILABLE FOR REGISTERED STOCKHOLDERS?

        The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund's common stock directly through State Street on a monthly basis, and to deposit certificates representing your Fund shares with State Street for safekeeping. The Funds' investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 1998.

HOW DO THE PLANS WORK FOR REGISTERED STOCKHOLDERS?

        State Street maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by State Street in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to State Street to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, State Street will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

HOW CAN I GET MORE INFORMATION ON THE PLANS?

        You can call Investor Services Representatives at (800) 221-4268 or you can request a copy of the Plan for your Fund from State Street. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, PO Box 8200, Boston, MA 02266-8200, telephone (800) 426-5523.


                                        THE ROYCE FUNDS ANNUAL REPORT 1997  | 17

UPDATES & NOTES TO PERFORMANCE AND RISK INFORMATION
--------------------------------------------------------------------------------

[graphic of a computer monitor displaying words THE ROYCE FUNDS]
[legend] THE
        ROYCE
        FUNDS


NEW ON OUR WEBSITE

        A new section has been added exclusively dedicated to our three closed-end funds.

        In addition, recent press releases about the closed-end funds, including monthly updates, are available online.

ROYCE PORTFOLIOS NOW IN A VARIABLE ANNUITY

        Royce & Associates has contracted with IL Annuity and Insurance Company, a wholly-owned subsidiary of the Indianapolis Life Group of Companies, rated A (excellent) by A.M. Best, to offer our micro-cap approach in a variable annuity format in the Indianapolis "Visionary Choice" Variable Annuity. To receive a prospectus which includes fees and expenses, call IL Annuity and Insurance Company toll-free at 1-888-232-6486. Please read the prospectus carefully before investing.

        We have also contracted with American General Life, one of the country's largest distributors of insurance products, to offer our premier and total return approaches in a variable annuity format in their newly-developed "Select Reserve" Variable Annuity Insurance Contract in February 1998. To receive a prospectus, which includes fees and expenses, call 1-800-829-5046. Please read the prospectus carefully before investing.

NOTES TO PERFORMANCE AND RISK INFORMATION

        All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when sold.

        Morningstar proprietary risk ratio measures a fund's downside volatility relative to all equity funds which have an average score of 1.00. The average risk score for the 35 funds in the closed-end domestic equity objective category was 1.12 for the three years ended 12/31/97. The lower the risk ratio, the lower a fund's downside volatility has been. The risk scores for Royce Value Trust and Royce Micro-Cap Trust for this period were 0.81 and 0.89, respectively. Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility. The Russell 2000, Russell 2000 Value, Russell 2000 Growth, S&P 500 and Dow Jones Industrial Average are unmanaged indices of domestic common stocks. The Morgan Stanley World Index is an unmanaged index of global common stocks. The Royce Funds is a service mark of The Royce Funds.

        The Board of Directors has given RVT's and OTCM's management the discretionary authority to cause the Fund to repurchase up to 300,000 shares of its common stock in open market and other transactions through December 31, 1998. Such repurchases would be effected at a price per share which is less than the then current net asset value, but not in excess of the then prevailing market price.

        The Board of Directors of RVT, OTCM and FUND are authorized to offer stockholders an opportunity to subscribe for additional shares of common stock of the Fund through rights offerings at a price per share that may be less than the then current net asset value of the Fund's common stock. The timing and terms of any such offerings are left to the Board's discretion.



18 | THE ROYCE FUNDS ANNUAL REPORT 1997

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
ROYCE VALUE TRUST, INC.                                  20-30

ROYCE MICRO-CAP TRUST, INC.                              31-39

ROYCE GLOBAL TRUST, INC.                                 40-47

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                               DECEMBER 31, 1997
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.2%




                                              SHARES                VALUE
Consumer Products -- 13.1%
Bassett Furniture Industries                  120,087        $  3,602,610
Burnham Corporation Cl. A                      32,600           1,483,300
Burnham Corporation Cl. B                      18,000             819,000
Conso Products*                               132,375           1,009,359
800-JR CIGAR*                                  48,800           1,220,000
Ethan Allen Interiors                          68,000           2,622,250
Flexsteel Industries                           91,400           1,291,025
Garan Incorporated                            102,600           2,641,950
Gibson Greetings*                             175,700           3,843,438
Hershey Creamery Company                          643           1,093,100
J & J Snack Foods*                             52,200             854,775
Johnson Worldwide Associates Cl. A*           193,300           3,406,913
Juno Lighting                                 132,200           2,313,500
[dbldag]K-Swiss Cl. A                         177,900           2,890,875
La-Z-Boy                                        9,400             405,375
Lazare Kaplan International*                  135,200           1,825,200
Lifetime Hoan Corporation                     212,669           2,100,106
Marisa Christina, Incorporated*               112,600             464,475
Matthews International
 Corporation Cl. A                             54,700           2,406,800
Oakley*                                       152,100           1,378,406
Oshkosh B'Gosh Cl. A                           85,100           2,808,300
The Rival Company                             128,500           1,686,563
Seattle Filmworks*                            146,787           1,633,005
Skyline Corporation                           133,400           3,668,500
Stanhome                                      204,200           5,245,387
The L. S. Starrett Company Cl. A               73,700           2,694,656
Steck-Vaughn Publishing
 Corporation*                                  55,919             824,805
Sturm, Ruger & Company                        130,500           2,406,094
Thor Industries                               133,300           4,573,856
The Topps Company*                            696,800           1,546,025
Velcro Industries                              52,600           5,049,600
WLR Foods                                     106,577             919,227
Weyco Group                                    90,600           2,049,825
                                                             ------------
                                                               72,778,300
                                                             ------------
Consumer Services -- 2.1%
Bowl America Incorporated Cl. A                55,100             464,906
Buffets*                                      224,550           2,105,156
Comair Holdings                                65,650           1,583,806
Jenny Craig*                                  161,600           1,222,100
International Dairy Queen Cl. A*              101,200           2,710,262
MovieFone Cl. A*                               17,000             114,750
Plenum Publishing Corporation                  77,600           3,589,000
                                                             ------------
                                                               11,789,980
                                                             ------------
Financial Intermediaries -- 17.5%
Alleghany Corporation*                         23,505           6,693,049
ALLIED Group                                  141,187           4,041,478
ALLIED Life Financial Corporation              94,000           2,056,250
BHI Corporation                                60,600           1,863,450
Baker, Fentress & Company                      74,436           1,358,457
Baldwin & Lyons Cl. B                         126,000           3,039,750
Capitol Transamerica Corporation              106,550           2,270,847
The Commerce Group                            151,718           4,949,800


                                              SHARES                VALUE
The First National Bank of
 Anchorage                                      1,050        $  2,698,500
Fremont General Corporation                    54,750           2,997,562
Fund American Enterprises
 Holdings                                      18,400           2,226,400
Gryphon Holdings*                              90,800           1,520,900
Highlands Insurance Group*                    128,000           3,632,000
Independence Holding Company                   56,664             679,968
Intercargo Corporation                        143,100           1,896,075
Keystone Heritage Group                         6,815             374,825
Lawyers Title Corporation                     120,300           3,781,931
Legg Mason                                     13,333             745,815
Leucadia National Corporation                 130,400           4,498,800
Markel Corporation*                             4,200             655,725
The Mechanics Bank *                              200           1,980,000
Medical Assurance*                            147,692           4,153,838
NYMAGIC                                        57,100           1,573,819
National Bancorp of Alaska                     24,270           3,070,155
Nobel Insurance Limited                       119,500           1,568,438
Old Guard Group                               148,000           2,830,500
Oriental Financial Group                       68,400           2,022,075
Orion Capital Corporation                      80,074           3,718,436
PXRE Corporation                              178,710           5,930,938
Pennsylvania Manufacturers
 Corporation Cl. A                            197,400           3,158,400
RLI                                            19,250             958,891
Raymond James Financial                         5,000             198,437
Trenwick Group                                125,850           4,735,106
Wesco Financial Corporation                    17,800           5,340,000
Zenith National Insurance                     153,500           3,952,625
                                                             ------------
                                                               97,173,240
                                                             ------------
Financial Services -- 8.0%
Affiliated Managers Group*                     60,700           1,760,300
Alliance Capital Management L.P.              141,200           5,621,525
E.W. Blanch Holdings                           95,900           3,302,556
Crawford & Company Cl. A                      155,250           2,949,750
Crawford & Company Cl. B                       75,300           1,538,944
Duff & Phelps Credit Rating Co.                23,800             966,875
Eaton Vance                                   101,800           3,842,950
Erie Indemnity Company Cl. A                    6,500             191,750
Arthur J. Gallagher & Co.                      86,900           2,992,619
Hilb, Rogal & Hamilton Company                166,075           3,207,323
Investors Financial Services
 Corporation                                   39,059           1,796,714
The John Nuveen Company Cl. A                  21,400             749,000
New England Investment
 Companies, L.P.                               93,500           2,676,437
Oppenheimer Capital*                          120,240           3,637,260
Phoenix Duff & Phelps
 Corporation                                  157,900           1,263,200
The Pioneer Group                             133,600           3,757,500
SEI Investments Company                         2,000              84,000
U.S. Global Investors Cl. A*                  249,205             467,259
Willis Corroon Group ADR+                     289,500           3,564,469
                                                             ------------
                                                               44,370,431
                                                             ------------

20 | THE ROYCE FUNDS ANNUAL REPORT 1997

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                               DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                              SHARES         VALUE
Health -- 1.5%
Diagnostic Products Corporation                33,200        $    921,300
Haemonetics Corporation*                      218,000           3,052,000
Life Technologies                              65,450           2,176,213
Marquette Medical Systems Cl. A*               37,500             998,437
Nitinol Medical Technologies*                 114,600             916,800
Spacelabs Medical*                             27,200             516,800
                                                             ------------
                                                                8,581,550
                                                             ------------
Industrial Products -- 22.1%
Ameron International Corporation               18,000           1,138,500
Ash Grove Cement Company Cl. B                 77,518           5,348,742
Atchison Casting Corporation*                  58,600             952,250
BHA Group Holdings                             56,909           1,109,725
Baldor Electric Company                        22,000             477,125
Blessings Corporation*                        159,400           2,351,150
W. H. Brady Cl. A                              83,100           2,576,100
Carbo Ceramics                                 66,000           2,112,000
Cascade                                        47,000             799,000
Central Steel & Wire Company                    3,699           2,811,240
Chemfab Corporation*                          132,219           2,710,489
CLARCOR                                        19,700             583,613
ConBraCo Industries*                            7,630           3,776,850
Curtiss-Wright Corporation                    112,600           4,088,788
Decker Manufacturing Corporation                6,022             270,990
Delta Woodside Industries                     125,400             611,325
Fab Industries                                 98,000           3,050,250
Falcon Products                               124,200           1,762,088
Federal Signal Corporation                      9,000             194,625
Franklin Electric                               3,800             244,150
[dbldag]General Builders Corporation*          73,645              55,234
P. H. Glatfelter Company                       93,700           1,745,163
Hawkins Chemical                              133,117           1,539,165
International Aluminum
 Corporation                                   68,600           2,143,750
Kaydon Corporation                            141,800           4,626,225
Kimball International Cl. B                   165,580           3,052,881
Knape & Vogt Manufacturing
 Company                                       79,750           1,734,563
LeaRonal                                       89,475           2,102,662
Lilly Industries Cl. A                        210,983           4,351,524
The Lincoln Electric Company                   11,990             467,610
The Lincoln Electric Company Cl. A             70,300           2,530,800
Liqui-Box Corporation                          72,378           2,913,214
MacDermid, Incorporated                       105,777           8,977,823
Midwest Grain Products*                       222,650           2,783,125
Paul Mueller Company                           53,200           2,048,200
NN Ball and Roller                            132,500           1,175,938
Nordson Corporation                            24,500           1,123,937
Oregon Steel Mills                             88,200           1,879,763
Oshkosh Truck Corporation Cl. B               154,500           2,790,656
[dbldag]Peerless Mfg.                          79,300             862,387
Penn Engineering and
 Manufacturing                                132,600           3,182,400
Penn Engineering and
 Manufacturing Cl. A                           34,800             865,650
Preformed Line Products Company                41,300           1,982,400
Puerto Rican Cement Company                   100,700           5,053,881


                                              SHARES         VALUE
Quaker Chemical Corporation                    82,450        $  1,561,397
Robroy Industries Cl. A                        51,270             910,042
Roper Industries                                5,000             141,250
Seaboard Corporation                            3,750           1,650,000
Shorewood Packaging Corporation*               82,600           2,209,550
Simpson Manufacturing*                        126,700           4,220,694
The Standard Register Company                 126,200           4,385,450
Tecumseh Products Company Cl. A                33,300           1,623,375
**Thermal Industries*                          42,586             638,790
Todd Shipyards Corporation*                    39,200             164,150
Unifi                                          47,800           1,944,863
Wellman                                         5,000              97,500
Woodward Governor Company                     126,800           4,105,150
Zero Corporation                               70,800           2,097,450
                                                             ------------
                                                              122,707,612
                                                             ------------
Industrial Services -- 13.9%
Aceto Corporation                              33,340             683,470
Air Express International
 Corporation                                   97,068           2,960,574
AirNet Systems*                                90,500           1,945,750
Arnold Industries                             233,648           4,030,428
Bowne & Co.                                    43,600           1,738,550
Circle International Group                    125,825           2,886,111
Cornell Corrections*                           64,600           1,340,450
Dames & Moore                                  32,800             434,600
Devon Group*                                    5,000             230,000
DIMON Incorporated                            103,200           2,709,000
Ennis Business Forms                          191,900           1,775,075
FCA International*                            194,500             396,064
Farmer Bros.                                   24,100           4,506,700
Fisher Companies                                8,048             957,712
Frozen Food Express Industries                265,135           2,386,215
Grey Advertising                               13,417           4,400,776
Insituform Technologies Cl. A*                182,100           1,411,275
Kenan Transport Company                        40,500           1,483,312
Peter Kiewit Sons' Cl. D*                      28,500           4,132,500
Lufkin Industries                              49,200           1,758,900
Merrill Corporation                           143,000           3,324,750
Nabors Industries*                              5,000             157,188
New England Business Service                   95,000           3,206,250
Nichols Research Corporation*                  15,950             398,750
The Olsten Corporation                        153,600           2,304,000
Peak International Limited*                    92,300           1,926,763
Perini Corporation*                            44,200             397,800
Pittston Burlington Group                      57,100           1,498,875
Rush Enterprises*                             165,600           1,324,800
[dbldag]Sevenson Environmental Services       220,520           2,701,370
Standard Commercial Corporation*              181,072           2,999,005
Stone & Webster                                70,300           3,295,312
TBC Corporation*                               98,000             937,125
Treadco                                        67,100             679,387
True North Communications                      58,000           1,435,500
The Turner Corporation*                        92,300           2,434,412
Vallen Corporation*                           199,329           4,136,077
Willbros Group*                               103,900           1,558,500
                                                             ------------
                                                               76,883,326
                                                             ------------

                                         THE ROYCE FUNDS ANNUAL REPORT 1997 | 21

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                               DECEMBER 31, 1997
--------------------------------------------------------------------------------




                                              SHARES         VALUE
Natural Resources -- 4.4%
Alico                                          72,700        $  1,690,275
Tom Brown*                                    165,100           3,178,175
CalMat                                        194,900           5,432,837
Consolidated-Tomoka Land                        7,800             141,375
Denbury Resources*                             82,200           1,530,975
Devon Energy Corporation                       10,000             385,000
FRP Properties*                               119,900           3,761,863
Florida Rock Industries                       213,000           4,845,750
PetroCorp Incorporated*                       115,900             956,175
Toreador Royalty Corporation*                  97,100             430,881
Vornado Realty Trust                           37,900           1,778,931
                                                             ------------
                                                               24,132,237
                                                             ------------
Retail -- 3.0%
The Buckle*                                    34,600           1,185,050
Catherines Stores Corporation*                212,400           1,486,800
Cato Corporation Cl. A                        133,700           1,186,588
Charming Shoppes*                             529,500           2,482,031
Claire's Stores                                38,900             756,119
Deb Shops                                     127,400             708,662
Family Dollar Stores                           12,350             362,009
Little Switzerland*                            60,000             423,750
Mikasa                                        104,500           1,521,781
Pier 1 Imports                                  5,000             113,125
Sotheby's Holdings Cl. A                      155,100           2,869,350
Sunglass Hut International*                   216,600           1,367,288
Suzy Shier                                     10,000              73,475
The Talbots                                   102,900           1,865,063
                                                             ------------
                                                               16,401,091
                                                             ------------
Technology -- 8.4%
Adobe Systems Incorporated                     24,500           1,010,625
Axiohm Transaction Solutions*                  97,100           1,650,700
BGS Systems                                    33,900           1,186,500
Communications Systems                         32,000             568,000
Credence Systems Corporation*                  53,000           1,570,125
Dionex Corporation*                            42,400           2,130,600
Electroglas*                                   13,500             208,406
Exar Corporation*                              96,900           1,598,850
Fair Isaac and Company,
 Incorporated                                  44,100           1,469,081
Giga-tronics Incorporated*                     57,100             556,725
Hach Company                                   32,150             405,894
Hach Company Cl. A                             32,150             301,406
IFR Systems                                    14,133             219,061
ILC Technology*                                79,200           1,150,875
Integral Systems*                              78,900           1,075,013
Integrated Systems*                             5,000              68,750
Landauer                                      117,900           3,301,200
MacNeal-Schwendler Corporation*                71,800             691,075
Marshall Industries*                          124,000           3,720,000
Mosaix*                                        40,000             352,500
National Computer Systems                     134,000           4,723,500
National Instruments*                           7,500             217,500
Newport Corporation                            50,900             715,781
PRI Automation*                                43,000           1,241,625
Phoenix Technologies*                          61,200             742,050


                                              SHARES         VALUE
Pioneer-Standard Electronics                   56,025        $    854,381
Richardson Electronics                        173,500           1,930,188
[dbldag]Sage Laboratories                     108,000           1,377,000
Scitex Corporation Limited*                   136,400           1,645,325
Sterling Commerce*                             25,000             960,937
TCI Satellite Entertainment Cl. A*            143,900             989,313
Technical Communications
 Corporation*                                  48,800             256,200
Unitrode Corporation*                         155,000           3,332,500
VideoServer*                                  104,000           1,651,000
Woodhead Industries                            39,300             736,875
Xylan Corporation*                            118,000           1,784,750
                                                             ------------
                                                               46,394,311
                                                             ------------
Utilities -- 0.3%
Southern Union Company*                        66,515           1,588,046
                                                             ------------
Miscellaneous -- 4.9%                                          27,167,414
                                                             ------------
TOTAL COMMON STOCKS
 (Cost $369,677,188)                                          549,967,538
                                                             ------------
PREFERRED STOCK -- 0.1%
Bird Corp. $1.85 Conv.
 (Cost $371,659)                               23,750             368,125
                                                             ------------
                                              PRINCIPAL
                                                AMOUNT
CORPORATE BONDS -- 1.7%
Charming Shoppes 7.50% Conv.
 Sub. Deb. due 7/15/06                        $2,600,000        2,431,000
Dixie Group 7.00% Conv.
 Sub. Deb. due 5/15/12                           824,000          731,300
International Semi-Tech
 0% Sr. Disc. Note due 8/15/03                 6,158,000        2,432,410
Richardson Electronics 8.25%
 Conv. Sub. Deb. due 6/15/06                   2,049,000        1,885,080
Richardson Electronics 7.25%
 Conv. Sub. Deb. due 12/15/06                    419,000          351,960
Shoney's 0% Conv. Sub. Deb.
 due 4/11/04                                   4,146,000        1,741,320
Thorn Apple Valley 9.00%
 Conv. Sub. Deb. due 4/01/07                     100,000           95,000
                                                             ------------
TOTAL CORPORATE BONDS
 (Cost $10,280,164)                                             9,668,070
                                                             ------------
U.S. TREASURY OBLIGATION -- 3.7%
U.S. Treasury Notes, principal amount
 $20,000,000, 6.25% due 8/31/02
 (Cost $20,097,660)                                            20,409,400
                                                             ------------
REPURCHASE AGREEMENT -- 0.4%
State Street Bank & Trust Company,
 5.15% dated 12/31/97, due 1/02/98,
 maturity value $2,200,629
 (collaterized by U.S. Treasury Notes,
 5.875% due 8/31/99, valued at $2,247,659)
 (Cost $2,200,000)                                             2,200,000
                                                             ------------


22 | THE ROYCE FUNDS ANNUAL REPORT 1997

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                               DECEMBER 31, 1997
--------------------------------------------------------------------------------


                                              VALUE
TOTAL INVESTMENTS -- 105.1%
 (Cost $402,626,671)                          $ 582,613,133
LIABILITIES LESS CASH AND OTHER
 ASSETS -- (5.1)%                               (28,382,209)
                                              -------------
NET ASSETS -- 100.0%                          $ 554,230,924
                                              -------------

--------------------------------------------------------------------------------
 * Non-income producing.

** A security for which market quotations are no longer readily available represents 0.12% of net assets. This security has been valued in good faith by the Board of Directors.

 + American Depository Receipt.

 [dbldag] At December 31, 1997, the Fund owned 5% or more of the Company's outstanding shares thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

Income Tax Information: The cost of total investments for federal income tax purposes was $402,626,671. At December 31, 1997, net unrealized appreciation for all securities was $179,986,462, consisting of aggregate gross unrealized appreciation of $194,162,230 and aggregate gross unrealized depreciation of $14,175,768.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                         THE ROYCE FUNDS ANNUAL REPORT 1997 | 23

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 1997
--------------------------------------------------------------------------------


ASSETS:
Investments at value (identified cost $400,426,671)                                          $580,413,133
Repurchase agreement (at cost and value)                                                        2,200,000
Cash                                                                                            1,330,229
Receivable for dividends and interest                                                           1,338,591
Receivable for investments sold                                                                   236,792
Prepaid expenses and other assets                                                                  16,775
-----------------------------------------------------------------------------------------------------------
 Total Assets                                                                                 585,535,520
-----------------------------------------------------------------------------------------------------------
LIABILITIES:
Notes payable                                                                                  27,058,153
Payable for investments purchased                                                               3,814,136
Payable for investment advisory fee                                                               165,475
Preferred dividend accrued but not yet declared                                                   106,667
Accrued expenses                                                                                  160,165
-----------------------------------------------------------------------------------------------------------
 Total Liabilities                                                                             31,304,596
-----------------------------------------------------------------------------------------------------------
 Net Assets                                                                                  $554,230,924
-----------------------------------------------------------------------------------------------------------
Net Assets applicable to Preferred Stock at a liquidation
  value of $25 per share                                                                     $ 60,000,000
-----------------------------------------------------------------------------------------------------------
Net Assets applicable to Common Stock (net asset value per
  share which assumes conversion of Notes -- $16.91)                                         $494,230,924
-----------------------------------------------------------------------------------------------------------
SUMMARY OF STOCKHOLDERS' EQUITY:
8% Cumulative Preferred Stock -- par value $0.001 per share;
  2,400,000 shares outstanding                                                               $      2,400
Common Stock -- par value $0.001 per share; 28,708,598 shares
  outstanding (150,000,000 shares authorized)                                                      28,709
Additional paid-in capital                                                                    366,156,774
Undistributed net investment income                                                             2,136,325
Accumulated net realized gain on investments                                                    6,026,921
Preferred dividend accrued but not yet declared                                                  (106,667)
Net unrealized appreciation on investments                                                    179,986,462
-----------------------------------------------------------------------------------------------------------
 Net Assets                                                                                  $554,230,924
-----------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      YEAR ENDED            YEAR ENDED
INVESTMENT OPERATIONS:                                             DECEMBER 31, 1997     DECEMBER 31, 1996
 Net investment income                                                 $  6,702,922          $  4,559,614
 Net realized gain on investments                                        29,196,786            33,673,949
 Net change in unrealized appreciation on investments                    80,620,819            18,650,893
-----------------------------------------------------------------------------------------------------------
 Net increase in net assets from investment operations                  116,520,527            56,884,456
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
 Net investment income                                                     (736,536)             (218,400)
 Net realized gain on investments                                        (4,063,464)        (   1,504,800)
 Preferred dividend accrued but not yet declared                           (106,667)                   --
-----------------------------------------------------------------------------------------------------------
 Total distributions to Preferred Stockholders                           (4,906,667)           (1,723,200)
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
 Net investment income                                                   (5,058,567)           (3,626,059)
 Net realized gain on investments                                       (27,907,269)          (24,935,360)
-----------------------------------------------------------------------------------------------------------
 Total distributions to Common Stockholders                             (32,965,836)          (28,561,419)
-----------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
 Conversion of Notes to Common Stock                                     11,874,610                    --
 Reinvestment of distributions to Common Stockholders                    21,871,618            18,526,484
 Net proceeds from issuance of Preferred Stock                                   --            57,740,000
-----------------------------------------------------------------------------------------------------------
 Total capital stock transactions                                        33,746,228            76,266,484
-----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                              112,394,252           102,866,321
NET ASSETS:
 Beginning of year                                                      441,836,672           338,970,351
-----------------------------------------------------------------------------------------------------------
 End of year (including undistributed net investment income
  of $2,136,325 and $1,292,408, respectively)                          $554,230,924          $441,836,672
-----------------------------------------------------------------------------------------------------------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



24 | THE ROYCE FUNDS ANNUAL REPORT 1997

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                             YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Income:
 Dividends                                                                                   $  7,908,289
 Interest                                                                                       3,711,074
-----------------------------------------------------------------------------------------------------------
  Total Income                                                                                 11,619,363
-----------------------------------------------------------------------------------------------------------
Expenses:
 Interest expense                                                                               1,974,665
 Investment advisory fees                                                                       1,790,874
 Administrative and office facilities expenses                                                    250,877
 Custodian and transfer agent fees                                                                158,726
 Amortization of underwriting discount and offering costs                                         152,372
 Professional fees                                                                                132,358
 Directors' fees                                                                                   52,452
 Other expenses                                                                                   480,303
-----------------------------------------------------------------------------------------------------------
  Total Expenses                                                                                4,992,627
  Fees Waived by Investment Adviser                                                               (76,186)
-----------------------------------------------------------------------------------------------------------
  Net Expenses                                                                                  4,916,441
-----------------------------------------------------------------------------------------------------------
  Net Investment Income                                                                         6,702,922
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                                               29,196,786
Net change in unrealized appreciation on investments                                           80,620,819
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                               109,817,605
-----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS                                        $116,520,527
-----------------------------------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS                             YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Investment income received                                                                   $ 11,038,967
Interest paid on Notes                                                                         (1,974,665)
Payment of operating expenses                                                                  (2,721,123)
Purchases of investments                                                                     (207,544,374)
Proceeds from sales and maturities of investments                                             218,425,820
-----------------------------------------------------------------------------------------------------------
 Cash provided from operating activities                                                       17,224,625
-----------------------------------------------------------------------------------------------------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Cash dividends and distributions paid (net of reinvestment)                                   (15,894,396)
-----------------------------------------------------------------------------------------------------------
 Cash used for financing activities                                                           (15,894,396)
-----------------------------------------------------------------------------------------------------------
 Increase in Cash                                                                               1,330,229
-----------------------------------------------------------------------------------------------------------
 Cash at beginning of year                                                                             --
-----------------------------------------------------------------------------------------------------------
 Cash at end of year                                                                         $  1,330,229
-----------------------------------------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM INVESTMENT
OPERATIONS TO CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets from investment operations                                        $116,520,527
Net increase in investments                                                                   (22,654,616)
Net increase in unrealized appreciation on investments                                        (80,620,819)
Increase in dividends and interest receivable                                                    (580,396)
Decrease in receivable for investments sold                                                       840,416
Accretion of offering costs on Notes                                                              152,372
Increase in payable for investments purchased                                                   3,436,213
Increase in accrued expenses and other assets                                                     130,928
-----------------------------------------------------------------------------------------------------------
 Cash provided from operating activities                                                     $ 17,224,625
-----------------------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                         THE ROYCE FUNDS ANNUAL REPORT 1997 | 25

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.
--------------------------------------------------------------------------------

                                                                     YEARS ENDED DECEMBER 31,
                                                                  ---------------------------
                                                                       1997            1996
                                                                  --------------- -----------
Net Asset Value, Beginning of Period                                   $14.32          $13.56
---------------------------------------------------------------------------------------------
Investment Operations (a):
 Net investment income                                                   0.21            0.26
 Net realized and unrealized gain on investments                         3.85            1.92
---------------------------------------------------------------------------------------------
 Total from investment operations                                        4.06            2.18
---------------------------------------------------------------------------------------------
Dividends and Distributions to Preferred Stockholders:
 Net investment income                                                  (0.03)          (0.01)
 Net realized gain on investments                                       (0.15)          (0.06)
---------------------------------------------------------------------------------------------
 Total dividends and distributions to Preferred Stockholders            (0.18)          (0.07)
---------------------------------------------------------------------------------------------
Dividends and Distributions to Common Stockholders:
 Net investment income                                                  (0.19)          (0.15)
 Net realized gain on investments                                       (1.02)          (1.00)
---------------------------------------------------------------------------------------------
 Total dividends and distributions to Common Stockholders               (1.21)          (1.15)
---------------------------------------------------------------------------------------------
Capital Stock Transactions:
 Effect of rights offerings or Preferred Stock offering                    --           (0.09)
 Effect of reinvestment of distributions by Common Stockholders         (0.08)          (0.11)
---------------------------------------------------------------------------------------------
 Total from capital stock transactions                                  (0.08)          (0.20)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period (a)                                     $16.91          $14.32
---------------------------------------------------------------------------------------------
Market Value, End of Period                                           $15.063         $12.625
---------------------------------------------------------------------------------------------
Total Return (b):
Net Asset Value (a)                                                     27.5%           15.5%
Market Value                                                            28.8%           16.3%
Ratios Based on Average Net Assets:
Total expenses                                                          0.99%           1.20%
Net investment income                                                   1.35%           1.19%
Ratios Based on Average Net Assets Applicable to Common Stockholders:
Total expenses (c)                                                      1.12%           1.28%
 Management fee expense                                                 0.39%           0.39%
 Interest expense                                                       0.45%           0.64%
 Other operating expenses                                               0.28%           0.25%
Net investment income                                                   1.53%           1.27%
Supplemental Data:
Net Assets, End of Year (in thousands)                               $554,231        $441,837
Portfolio Turnover Rate                                                   29%             34%
Average Commission Rate Paid+                                         $0.0605         $0.0574
Notes:
Total amount outstanding (in thousands)                               $27,801         $40,000
Asset coverage per note                                                2,091%          1,202%
Average market value per note (d)                                     $107.69         $100.68
Preferred Stock:
Total shares outstanding                                            2,400,000       2,400,000
Asset coverage per share                                                 662%            481%
Liquidation preference per share                                       $25.00          $25.00
Average market value per share (d)                                     $25.70          $25.20



                                                                           YEARS ENDED DECEMBER 31,
                                                                  -----------------------------------------
                                                                       1995           1994           1993
                                                                  ------------- --------------- -----------
Net Asset Value, Beginning of Period                                $12.34        $13.47        $12.50
-----------------------------------------------------------------------------------------------------------
Investment Operations (a):
 Net investment income                                                0.04          0.04          0.09
 Net realized and unrealized gain on investments                      2.70          0.09          2.12
-----------------------------------------------------------------------------------------------------------
 Total from investment operations                                     2.74          0.13          2.21
-----------------------------------------------------------------------------------------------------------
Dividends and Distributions to Preferred Stockholders:
 Net investment income                                                   --           --            --
 Net realized gain on investments                                        --           --            --
-----------------------------------------------------------------------------------------------------------
 Total dividends and distributions to Preferred Stockholders             --           --            --
-----------------------------------------------------------------------------------------------------------
Dividends and Distributions to Common Stockholders:
 Net investment income                                                (0.03)       (0.01)        (0.09)
 Net realized gain on investments                                     (1.26)       (1.04)        (1.06)
-----------------------------------------------------------------------------------------------------------
 Total dividends and distributions to Common Stockholders             (1.29)       (1.05)        (1.15)
-----------------------------------------------------------------------------------------------------------
Capital Stock Transactions:
 Effect of rights offerings or Preferred Stock offering               (0.12)       (0.14)        (0.08)
 Effect of reinvestment of distributions by Common Stockholders       (0.11)       (0.07)*       (0.01)
-----------------------------------------------------------------------------------------------------------
 Total from capital stock transactions                                (0.23)       (0.21)        (0.09)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year (a)                                     $13.56       $12.34        $13.47
-----------------------------------------------------------------------------------------------------------
Market Value, End of Year                                           $11.875      $11.000       $12.875
-----------------------------------------------------------------------------------------------------------
Total Return (b):
Net Asset Value (a)                                                   22.6%         1.1%         17.9%
Market Value                                                          20.5%       (5.6)%         14.8%
Ratios Based on Average Net Assets:
Total expenses                                                        2.01%        2.01%         1.33%
Net investment income                                                 0.34%        0.31%         0.74%
Ratios Based on Average Net Assets Applicable to Common Stockholders:
Total expenses (c)                                                    2.01%        2.01%         1.33%
 Management fee expense                                               0.97%        1.21%         1.09%
 Interest expense                                                     0.75%        0.46%            --
 Other operating expenses                                             0.29%        0.34%         0.24%
Net investment income                                                 0.34%        0.31%         0.74%
Supplemental Data:
Net Assets, End of Year (in thousands)                             $338,970     $269,032      $246,558
Portfolio Turnover Rate                                                 32%          35%           33%
Average Commission Rate Paid+                                            --           --            --
Notes:
Total amount outstanding (in thousands)                             $40,000      $40,000            --
Asset coverage per note                                                944%         769%            --
Average market value per note (d)                                    $96.92       $95.62            --
Preferred Stock:
Total shares outstanding                                                 --            --           --
Asset coverage per share                                                 --            --           --
Liquidation preference per share                                         --            --           --
Average market value per share (d)                                       --            --           --

--------------------------------------------------------------------------------
(a) Commencing June 21, 1995, Net Asset Value per share, Net Asset Value Total Returns and Income from Investment Operations are calculated assuming the Notes are fully converted except when the effect of doing so results in a higher Net Asset Value per share than would be calculated without such assumption. If it were not assumed the Notes had been converted, the Net Asset Value per share would have been increased by $0.31, $0.17, and $0.09 at December 31, 1997, 1996 and 1995, respectively.
(b) The Net Asset Value and Market Value Total Returns assume a continuous common stockholder who reinvested all net investment income dividends and capital gain distributions and fully participated in primary rights offerings.
(c) Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.14%, 1.31%, 2.04% and 2.02% for the years ended December 31, 1997, 1996, 1995 and
    1994, respectively.
(d) The average of all month-end market values during the period.
*   Includes distributions paid January 31, 1994 and distributions paid
    December 30, 1994.
+ Beginning in 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investments.

26 | THE ROYCE FUNDS ANNUAL REPORT 1997

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Summary of Significant Accounting Policies:

     Royce Value Trust, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of investments:
     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

 Investment transactions and related investment income:
     Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the basis of identified cost for book and tax purposes.

 Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

 Distributions:
     The Fund currently has a policy of paying quarterly distributions on the Fund's Common Stock. Distributions will be made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund's Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions paid to Preferred Stockholders are recorded on an accrual basis and paid annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

  Repurchase agreements:
     The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Investment Company Convertible Notes:
     The Fund issued $40,000,000 aggregate principal amount of Investment Company Convertible Notes ("Notes") on June 22, 1994 and received proceeds of $38,350,000 after the deduction of the underwriting discount and offering costs incurred by the Fund ($1,200,000 and $450,000, respectively), which are being accreted on a straight line basis over the term of the Notes.

     The Notes, which are unsecured obligations of the Fund, were scheduled to mature on June 30, 2004 and bear interest payable on June 30 and December 31 of each year at the rate of 5-3/4% per annum. On December 15, 1997, the Fund called the Notes for redemption on February 5, 1998 (the "Redemption Date") at a redemption price equal to 100% of the principal amount of each Note plus accrued unpaid interest to the Redemption Date.

     The Notes are convertible into shares of Common Stock of the Fund, at the option of the holder, at any time prior to the Redemption Date. The conversion price at December 31, 1997 was $13.17 per share.


                                         THE ROYCE FUNDS ANNUAL REPORT 1997 | 27

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 300% for the Notes. In addition, the Indenture governing the Notes requires the Fund to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's. The Fund has met these requirements since the issuance of the Notes.


Capital Stock:
     On August 23, 1996, the Fund issued and sold 2,400,000 shares of its 8% Cumulative Preferred Stock. The stock has a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of distribution.

     Dividends on the Cumulative Preferred Stock are payable when, as and if declared by the Board of Directors of the Fund, out of funds legally available, annually on December 23 in each year to the holders of record on the preceding December 6.

     The Fund is required to allocate long-term capital gain distributions and other types of income proportionately among holders of shares of Common Stock, Preferred Stock and Noteholders (to the extent they receive constructive distributions). To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

     Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Fund is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's. The Fund has met these requirements since the issuance of the Preferred Stock.

     The Fund issued 1,422,952 and 1,512,360 shares of Common Stock as reinvestment of dividends and distributions by Common Stockholders for the years ended December 31, 1997 and 1996, respectively. During 1997, the Fund issued 937,268 shares of Common Stock upon conversion of Notes.


Investment Advisory Agreement:
     As compensation for its services under the Investment Advisory Agreement, Royce & Associates, Inc. ("Royce") (formerly Quest Advisory Corp.) receives a fee comprised of a Basic Fee (the "Basic Fee") and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600 SmallCap Stock Price Index ("S&P 600"). Prior to July 1, 1996, the Fund's investment performance was measured against the record of the S&P 500 index over a rolling period of 36 months. The Investment Advisory Agreement provides that, for the 18 month period from July 1, 1996 to December 31, 1997, the monthly fee payable to Royce was the lower of the fee calculated under it or the fee that would have been payable to Royce for the month involved under the prior investment advisory agreement.

     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the net assets of the Fund at the end of each month included in the applicable performance period. The performance period for each such month is from July 1, 1996 to the most recent month-end, until the Investment Advisory Agreement has been in effect for 60 full calendar months, when it will become a rolling 60 month period ending with the most recent calendar month.

     The Basic Fee for each such month may be increased or decreased at the rate of 1/12 of .05% per percentage point, depending on the extent, if any, by which the investment performance of the Fund exceeds by more than two percentage points, or is exceeded by more than two percentage points by, the percentage change in the investment record of the S&P 600 for the performance period. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

     Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36 month period ending with such month is negative on an absolute basis. In the event that the Fund's investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

     Royce has committed to voluntarily waive the portion of its investment advisory fee attributable to the Fund's Preferred Stock for any month when the Fund's average annual NAV total return from the date of the Preferred Stock's original issue fails to exceed the Preferred Stock dividend rate during that period.

     For the year ended December 31, 1997, the Fund accrued and paid Royce advisory fees totaling $1,714,688, which is net of $76,186 voluntarily waived by Royce.


28 | THE ROYCE FUNDS ANNUAL REPORT 1997

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
     For the year ended December 31, 1997, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $208,780,587 and $142,822,757, respectively.


Transactions in Shares of Affiliated Companies:
     An "Affiliated Company", as defined in the Investment Company Act of 1940, is a company in which the Fund owns at least 5% of the company's outstanding voting securities. The Fund effected the following transactions in shares of such companies during the year ended December 31, 1997.


--------------------------------------------------------------------------------------------------------------
                                          PURCHASES                   SALES
                                    ----------------------    ---------------------
                                                                                          REALIZED     DIVIDEND
AFFILIATED COMPANY                   SHARES        COST       SHARES         COST        GAIN/LOSS      INCOME
---------------------------------   --------   -----------   --------   -------------   -----------   ---------
Allen Organ Company Cl. B                --           --      79,169     $2,849,891      $231,976      $22,167

General Builders Corporation             --           --          --             --            --           --

K-Swiss Cl. A                            --           --          --             --            --      $14,232

Peerless Mfg.                        21,500     $215,000          --             --            --      $34,275

Sage Laboratories                     5,000     $ 65,625       1,000     $   13,125      $   (375)     $10,400

Sevenson Environmental Services      57,400     $909,724          --             --            --      $27,654
--------------------------------------------------------------------------------------------------------------

                                         THE ROYCE FUNDS ANNUAL REPORT 1997 | 29

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors and Stockholders of Royce Value Trust, Inc.

     We have audited the accompanying statement of assets and liabilities of Royce Value Trust, Inc., including the schedule of investments, as of December 31, 1997, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the two years in the period ended December 31, 1994 were audited by other auditors whose report dated February 13, 1995 expressed an unqualified opinion on those statements.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Value Trust, Inc. at December 31, 1997, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.


                                                  ERNST & YOUNG LLP


New York, New York
February 10, 1998

30 | THE ROYCE FUNDS ANNUAL REPORT 1997

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                               DECEMBER 31, 1997
--------------------------------------------------------------------------------
COMMON STOCKS -- 79.4%

                                              SHARES         VALUE
Consumer Products -- 13.6%
Baldwin Piano & Organ Company*                 42,300        $    660,937
Bassett Furniture Industries,
 Incorporated                                  52,800           1,584,000
Conso Products*                                62,000             472,750
Garan Incorporated                             53,200           1,369,900
Gibson Greetings*                              37,000             809,375
Golden Enterprises                             70,600             476,550
Haggar                                         20,000             315,000
Johnson Worldwide Associates Cl. A*            67,100           1,182,638
Juno Lighting                                  57,500           1,006,250
K-Swiss Cl. A                                  27,800             451,750
Kit Manufacturing*                             32,000             218,000
**Kleinert's*                                  14,200             243,175
Lazare Kaplan International*                   37,500             506,250
Lifetime Hoan Corporation                     120,054           1,185,533
Matthews International
 Corporation Cl. A                             53,000           2,332,000
Mity-Lite*                                     14,200             287,550
Oshkosh B'Gosh Cl. A                           63,600           2,098,800
The Rival Company                              34,000             446,250
Skyline Corporation                            32,100             882,750
The Smithfield Companies                       40,400             477,225
Steck-Vaughn Publishing
 Corporation*                                  42,881             632,495
Thomaston Mills Cl. A                         100,000             925,000
Thor Industries                                36,800           1,262,700
The Topps Company*                            227,300             504,322
Toy Biz*                                      102,400             793,600
Velcro Industries                              18,300           1,756,800
Wellco Enterprises                             25,500             350,625
Weyco Group                                    68,400           1,547,550
                                                             ------------
                                                               24,779,775
                                                             ------------
Consumer Services -- 1.9%
Apple Orthodontix Cl. A*                       47,900             568,812
IHOP*                                          10,000             325,000
Jenny Craig*                                   57,000             431,062
MovieFone Cl. A*                              160,100           1,080,675
Plenum Publishing Corporation                  22,100           1,022,125
                                                             ------------
                                                                3,427,674
                                                             ------------
Financial Intermediaries -- 10.8%
ALLIED Life Financial Corporation              45,000             984,375
BHI Corporation                                48,400           1,488,300
Baldwin & Lyons Cl. B                          28,024             676,079
Capitol Transamerica Corporation               32,265             687,648
Desert Community Bank                          11,300             337,587
Gryphon Holdings*                              38,200             639,850
Hanmi Bank*                                     5,209              93,762
Independence Holding Company                   35,800             429,600
Intercargo Corporation                         77,500           1,026,875
Iron and Glass Bancorp                         17,000             756,500
Lawyers Title Corporation                      47,500           1,493,281
Medical Assurance*                             31,698             891,506
NYMAGIC                                        40,400           1,113,525
Nobel Insurance Limited                        87,700           1,151,062
Old Guard Group                                66,300           1,267,988


                                              SHARES         VALUE
Oriental Financial Group                       33,050        $    977,041
PXRE Corporation                               62,364           2,069,705
Pennsylvania Manufacturers
 Corporation Cl. A                             56,609             905,744
Piper Jaffray Companies                        14,400             524,700
Queen City Investments*                           948             348,864
Trenwick Group                                 16,650             626,456
Wellington Underwriting                       515,770           1,253,785
                                                             ------------
                                                               19,744,233
                                                             ------------
Financial Services -- 3.7%
E.W. Blanch Holdings                           28,200             971,138
Duff & Phelps Credit Rating Co.                55,000           2,234,375
Eaton Vance                                    27,200           1,026,800
Hilb, Rogal & Hamilton Company                 50,300             971,419
Investors Financial Services
 Corporation                                    8,045             370,070
Phoenix Duff & Phelps
 Corporation                                  156,000           1,248,000
                                                             ------------
                                                                6,821,802
                                                             ------------
Health -- 1.0%
Hauser*                                        29,500             177,000
International Isotopes*                        95,900             839,125
Nitinol Medical Technologies*                  92,400             739,200
                                                             ------------
                                                                1,755,325
                                                             ------------
Industrial Products -- 18.3%
AFC Cable Systems*                             19,750             587,563
Alamo Group                                    12,800             277,600
Aldila*                                       213,200             932,750
American Buildings Company*                    35,700             901,425
[dbldag]Art's-Way Manufacturing*               94,000             893,000
Ash Grove Cement Company                       20,000           1,380,000
Atchison Casting Corporation*                  40,000             650,000
BHA Group Holdings                             71,921           1,402,460
Blessings Corporation*                         47,800             705,050
CFC International*                             78,200             918,850
Carbo Ceramics                                 36,700           1,174,400
Chemfab Corporation*                           80,700           1,654,350
Curtiss-Wright Corporation                     35,000           1,270,937
DeVlieg-Bullard*                               94,000             358,375
Fab Industries                                 42,500           1,322,812
Falcon Products                                71,700           1,017,244
Hawkins Chemical                              112,067           1,295,775
C. H. Heist*                                   42,000             288,750
International Aluminum
 Corporation                                   19,300             603,125
LSI Industries                                 25,900             472,675
Liqui-Box Corporation                          15,000             603,750
Midwest Grain Products*                        89,322           1,116,525
The Monarch Cement Company                     30,210             626,858
Paul Mueller Company                           16,650             641,025
Myers Industries                               52,690             899,023
NN Ball and Roller                             55,400             491,675
Northwest Pipe Company*                        23,900             573,600
Oshkosh Truck Corporation Cl. B                47,100             850,744
Peerless Mfg.                                  21,600             234,900
Penn Engineering and
 Manufacturing                                 54,700           1,312,800

                                         THE ROYCE FUNDS ANNUAL REPORT 1997 | 31

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                               DECEMBER 31, 1997
--------------------------------------------------------------------------------




                                              SHARES         VALUE
Industrial Products -- (continued)
Penn Engineering and
 Manufacturing Cl. A                           11,900        $    296,012
Pioneer Metals*                                 1,570             416,050
Puerto Rican Cement Company                    34,300           1,721,431
Simpson Manufacturing*                         51,100           1,702,269
Special Metals Corporation*                    58,000           1,044,000
Sun Hydraulics Corporation                     53,000             636,000
Synalloy Corporation                           56,800             837,800
**Thermal Industries*                          58,700             880,500
Todd Shipyards Corporation*                    26,400             110,550
Vertex Communications*                         10,000             241,250
                                                             ------------
                                                               33,343,903
                                                             ------------
Industrial Services -- 10.3%
Aceto Corporation                              34,250             702,125
AirNet Systems*                                60,600           1,302,900
Guy F. Atkinson Company*                      212,400             292,050
Circle International Group                     18,500             424,344
Cornell Corrections*                           61,200           1,269,900
Dailey International*                          48,400             526,350
Devcon International*                           1,000               4,875
Devon Group*                                    7,500             345,000
Ennis Business Forms                           77,900             720,575
The Failure Group*                             58,200             611,100
Farmer Bros.                                    5,000             935,000
Frozen Food Express Industries                138,500           1,246,500
Insituform Technologies Cl. A*                 87,400             677,350
Kenan Transport Company                        26,400             966,900
Merrill Corporation                            40,800             948,600
New England Business Service                   60,300           2,035,125
Rush Enterprises*                              15,900             127,200
Sevenson Environmental Services               125,120           1,532,720
Standard Commercial Corporation*               62,022           1,027,239
Tyler Corporation*                             93,600             514,800
Vallen Corporation*                            55,500           1,151,625
Willbros Group*                                92,900           1,393,500
                                                             ------------
                                                               18,755,778
                                                             ------------
Natural Resources -- 2.2%
FRP Properties*                                27,700             869,087
Florida Rock Industries                        55,000           1,251,250
MK Gold Company*                              291,600             437,400
PetroCorp Incorporated*                       119,200             983,400
Titan Exploration*                             60,000             570,000
                                                             ------------
                                                                4,111,137
                                                             ------------
Retail -- 3.0%
Brookstone*                                    33,000             412,500
Catherines Stores Corporation*                136,700             956,900
Cato Corporation Cl. A                        103,700             920,338
Lillian Vernon Corporation                     24,900             413,962
Sterling Electronics Corporation*              22,800             475,950
Suzy Shier                                    156,800           1,152,094


                                              SHARES         VALUE
Urban Outfitters*                              60,000        $  1,095,000
                                                             ------------
                                                                5,426,744
                                                             ------------
Technology -- 9.7%
Axiohm Transaction Solutions*                  73,890           1,256,130
BGS Systems                                    43,000           1,505,000
CEM Corporation*                               75,700             830,334
CSP*                                           88,400             707,200
Cerprobe Corporation*                          18,500             321,438
Control Devices*                               66,666           1,066,656
Electroglas*                                   40,200             620,588
Giga-tronics Incorporated*                     22,982             224,074
ILC Technology*                                89,200           1,296,188
Integral Systems*                              46,200             629,475
Kronos Incorporated*                           37,300           1,149,306
Landauer                                       32,300             904,400
MacNeal-Schwendler Corporation*               125,500           1,207,938
Modern Controls                                36,900             405,900
Newport Corporation                            60,300             847,969
Printronix*                                    10,000             169,375
Rainbow Technologies*                          43,200           1,252,800
Richardson Electronics                        124,500           1,385,062
Sage Laboratories                               9,500             121,125
Watkins-Johnson Company                        20,000             518,750
Woodhead Industries                            67,900           1,273,125
                                                             ------------
                                                               17,692,833
                                                             ------------
Miscellaneous -- 4.9%                                           8,991,888
                                                             ------------
TOTAL COMMON STOCKS
 (Cost $102,711,404)                                          144,851,092
                                                             ------------
U.S. TREASURY                               PRINCIPAL
 OBLIGATIONS -- 5.6%                         AMOUNT
U.S. Treasury Notes
 6.25%, due 8/31/00                        $5,000,000           5,067,200
 6.25%, due 8/31/02                         5,000,000           5,102,350
                                                             ------------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $10,015,235)                                            10,169,550
                                                             ------------
REPURCHASE AGREEMENT -- 15.1%
State Street Bank & Trust Company,
 5.15% dated 12/31/97, due 1/02/98,
 maturity value $27,507,868
 (collaterized by U.S. Treasury Notes,
 5.875% due 8/31/99, valued at $28,054,866)
 (Cost $27,500,000)                                            27,500,000
                                                             ------------
TOTAL INVESTMENTS -- 100.1%
 (Cost $140,226,639)                                          182,520,642
LIABILITIES LESS CASH AND
 OTHER ASSETS -- (0.1)%                                          (158,997)
                                                             ------------
NET ASSETS -- 100.0%                                         $182,361,645
                                                             ------------

--------------------------------------------------------------------------------
 * Non-income producing.
** Two securities for which market quotations are no longer readily available represent 0.62% of net assets. These securities have been valued in good faith by the Board of Directors.
[dbldag] At December 31, 1997, The Fund owned 5% or more of the Company's outstanding shares thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.
Income Tax Information: The cost of total investments for federal income tax purposes was $140,226,639. At December 31, 1997, net unrealized appreciation for all securities was $42,294,003, consisting of aggregate gross unrealized appreciation of $44,622,257 and aggregate gross unrealized depreciation of $2,328,254.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

32 | THE ROYCE FUNDS ANNUAL REPORT 1997

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                   DECEMBER 31, 1997
--------------------------------------------------------------------------------


ASSETS:
Investments at value (identified cost $112,726,639)                                          $155,020,642
Repurchase agreement (at cost and value)                                                       27,500,000
Cash                                                                                               31,898
Receivable for dividends and interest                                                             366,738
Receivable for investments sold                                                                   150,108
Prepaid expenses and other assets                                                                  12,665
---------------------------------------------------------------------------------------------------------
 Total Assets                                                                                 183,082,051
---------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                                                 458,580
Preferred dividend accrued but not yet declared                                                    68,889
Payable for investment advisory fee                                                                50,114
Payable for administration fee                                                                     10,791
Accrued expenses                                                                                  132,032
---------------------------------------------------------------------------------------------------------
 Total Liabilities                                                                                720,406
---------------------------------------------------------------------------------------------------------
 Net Assets                                                                                  $182,361,645
---------------------------------------------------------------------------------------------------------
Net Assets applicable to Preferred Stock at a liquidation value of $25 per share             $ 40,000,000
---------------------------------------------------------------------------------------------------------
Net Assets applicable to Common Stock (net asset value per share -- $10.84)                  $142,361,645
---------------------------------------------------------------------------------------------------------
SUMMARY OF STOCKHOLDERS' EQUITY:
7.75% Cumulative Preferred Stock -- par value $0.001 per share; 1,600,000 shares             $      1,600
  outstanding
Common Stock -- par value $0.001 per share; 13,129,779 shares outstanding (150,000,000             13,130
  shares authorized)
Additional paid-in capital                                                                    136,302,534
Undistributed net investment income                                                               180,733
Accumulated net realized gain on investments and foreign currency                               3,638,519
Preferred dividend accrued but not yet declared                                                   (68,889)
Net unrealized appreciation on investments and foreign currency                                42,294,018
---------------------------------------------------------------------------------------------------------
 Net Assets                                                                                  $182,361,645
---------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                       YEAR ENDED            YEAR ENDED
                                                                    DECEMBER 31, 1997     DECEMBER 31, 1996
INVESTMENT OPERATIONS:                                             -------------------   ------------------
Net investment income                                                  $  2,268,785          $    947,752
 Net realized gain on investments and foreign currency                   10,619,371            12,128,883
 Net change in unrealized appreciation on investments and
  foreign currency                                                       21,021,456             2,989,227
---------------------------------------------------------------------------------------------------------
 Net increase in net assets from investment operations                   33,909,612            16,065,862
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
 Net investment income                                                     (242,787)                   --
 Net realized gain on investments and foreign currency                   (1,298,601)                   --
 Preferred dividend accrued but not yet declared                            (68,889)                   --
---------------------------------------------------------------------------------------------------------
 Total distributions to Preferred Stockholders                           (1,610,277)                   --
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS
 Net investment income                                                   (1,914,145)           (1,125,801)
 Net realized gain on investments and foreign currency                  (10,239,254)           (7,880,607)
---------------------------------------------------------------------------------------------------------
 Total distributions to Common Stockholders                             (12,153,399)           (9,006,408)
---------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
 Reinvestment of distributions to Common Stockholders                     9,762,687             6,828,202
 Net proceeds from issuance of Preferred Stock                           38,500,000                    --
---------------------------------------------------------------------------------------------------------
 Total capital stock transactions                                        48,262,687             6,828,202
---------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                               68,408,623            13,887,656
NET ASSETS:
 Beginning of year                                                      113,953,022           100,065,366
---------------------------------------------------------------------------------------------------------
 End of year (including undistributed net investment income of
 $180,733 in 1997 and dividends in excess of net investment
 income of $152,608 in 1996.)                                          $182,361,645          $113,953,022
---------------------------------------------------------------------------------------------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                                         THE ROYCE FUNDS ANNUAL REPORT 1997 | 33

ROYCE MICRO-CAP TRUST, INC.
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                            YEAR ENDED DECEMBER 31, 1997
-------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
 Dividends                                                                      $ 1,960,444
 Interest                                                                         1,379,473
---------------------------------------------------------------------------------------------
  Total Income                                                                    3,339,917
---------------------------------------------------------------------------------------------
Expenses:
 Investment advisory fees                                                           514,246
 Administration fees                                                                118,696
 Custodian and transfer agent fees                                                   86,200
 Administrative and office facilities expenses                                       73,871
 Professional fees                                                                   55,739
 Directors' fees                                                                     23,571
 Other expenses                                                                     198,809
---------------------------------------------------------------------------------------------
  Total Expenses                                                                  1,071,132
---------------------------------------------------------------------------------------------
  Net Investment Income                                                           2,268,785
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCY:
Net realized gain on investments and foreign currency                            10,619,371
Net change in unrealized appreciation on investments and foreign currency        21,021,456
---------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currency             31,640,827
---------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS                           $33,909,612
---------------------------------------------------------------------------------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



34 | THE ROYCE FUNDS ANNUAL REPORT 1997

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.
--------------------------------------------------------------------------------

                                                                                        YEAR ENDED DECEMBER 31,
                                                                       ---------------------------------------------------
                                                                             1997          1996         1995          1994
                                                                       --------------- ------------ ------------ ----------
Net Asset Value, Beginning of Period                                     $9.38          $8.89         $7.58        $7.27
---------------------------------------------------------------------------------------------------------------------------
Investment Operations:
 Net investment income                                                    0.17           0.09          0.02         0.01
 Net realized and unrealized gain on investments and
  foreign currency                                                        2.61           1.32          1.69         0.41
---------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                         2.78           1.41          1.71         0.42
---------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Preferred Stockholders:
 Net investment income                                                   (0.02)          --           --            --
 Net realized gain on investments and foreign currency                   (0.12)          --           --            --
---------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions to Preferred Stockholders             (0.14)          --           --            --
---------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Common Stockholders:
 Net investment income                                                   (0.16)        (0.10)        (0.02)       (0.02)
 Net realized gain on investments and foreign currency                   (0.84)        (0.70)        (0.34)       (0.03)
---------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions to Common Stockholders                (1.00)        (0.80)        (0.36)       (0.05)
---------------------------------------------------------------------------------------------------------------------------
Capital Stock Transactions:
 Effect of rights offerings or Preferred Stock offering                  (0.12)         --           --           (0.06)
 Effect of reinvestment of distributions by Common Stockholders          (0.06)        (0.12)        (0.04)         --
---------------------------------------------------------------------------------------------------------------------------
 Total from capital stock transactions                                   (0.18)        (0.12)        (0.04)       (0.06)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $10.84          $9.38         $8.89        $7.58
---------------------------------------------------------------------------------------------------------------------------
Market Value, End of Period                                            $10.125          $8.25         $8.00        $7.00
---------------------------------------------------------------------------------------------------------------------------
Total Return (a):
 Net Asset Value                                                         27.1%          16.6%         22.9%         6.0%
 Market Value                                                            35.0%          13.9%         19.8%       (5.1)%
Ratios Based on Average Net Assets:
Total expenses                                                           0.72%          0.85%         1.36%        1.88%
Net investment income (loss)                                             1.53%          0.88%         0.26%        0.21%
Ratios Based on Average Net Assets Applicable to Common Stockholders:
Total expenses (b)                                                       0.83%          0.85%         1.36%        1.88%
 Management fee expense                                                  0.40%          0.47%         0.77%        1.20%
 Other operating expenses                                                0.43%          0.38%         0.59%        0.68%
Net investment income (loss)                                             1.77%          0.88%         0.26%        0.21%
Supplemental Data:
Net Assets, End of Period (in thousands)                              $182,362       $113,953      $100,065      $82,534
Portfolio Turnover Rate                                                    34%            51%           51%          23%
Average Commission Rate Paid+                                          $0.0549       $ 0.0485         --             --
Preferred Stock:
Total shares outstanding                                             1,600,000          --            --             --
Asset coverage per share                                                  456%          --            --             --
Liquidation preference per share                                        $25.00          --            --             --
Average market value per share (c)                                      $25.56          --            --             --



                                                                          FOR THE PERIOD
                                                                        DECEMBER 14, 1993*
                                                                             THROUGH
                                                                        DECEMBER 31, 1993
                                                                       -------------------
Net Asset Value, Beginning of Period                                       $7.25
--------------------------------------------------------------------------------
Investment Operations:
 Net investment income                                                     --
 Net realized and unrealized gain on investments                            0.02
--------------------------------------------------------------------------------
 Total from investment operations                                           0.02
--------------------------------------------------------------------------------
Dividends and Distributions to Preferred Stockholders:
 Net investment income                                                     --
 Net realized gain on investments                                          --
--------------------------------------------------------------------------------
 Total dividends and distributions to Preferred Stockholders               --
--------------------------------------------------------------------------------
Dividends and Distributions to Common Stockholders:
 Net investment income                                                      --
 Net realized gain on investments                                           --
--------------------------------------------------------------------------------
 Total dividends and distributions to Common Stockholders                   --
--------------------------------------------------------------------------------
Capital Stock Transactions:
 Effect of rights offerings or Preferred Stock offering                     --
 Effect of reinvestment of distributions by Common Stockholders             --
--------------------------------------------------------------------------------
 Total from capital stock transactions                                      --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $7.27
--------------------------------------------------------------------------------
Market Value, End of Period                                                $7.50
--------------------------------------------------------------------------------
Total Return (a):
 Net Asset Value                                                            0.3%
 Market Value                                                               0.0%
Ratios Based on Average Net Assets:
Total expenses                                                             1.92%**
Net investment income (loss)                                             (0.06)%**
Ratios Based on Average Net Assets Applicable to Common Stockholders:
Total expenses (b)                                                         1.92%**
 Management fee expense                                                    0.00%
 Other operating expenses                                                  1.92%**
Net investment income (loss)                                             (0.06)%**
Supplemental Data:
Net Assets, End of Period (in thousands)                                 $71,126
Portfolio Turnover Rate                                                       0%
Average Commission Rate Paid+                                               --
Preferred Stock:
Total shares outstanding                                                    --
Asset coverage per share                                                    --
Liquidation preference per share                                            --
Average market value per share (c)                                          --

--------------------------------------------------------------------------------
* Commencement of operations.
**    Annualized.
(a)   The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions and fully
      participated in primary rights offerings.
(b)   Presented after waiver by the Investment Adviser and Administrator.
      For the period ended December 31, 1993, the ratio of expenses to average net assets would have been 2.12%, absent such waivers.
(c)   The average of all month-end market values during the period.
+     Beginning in 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investments.


                                         THE ROYCE FUNDS ANNUAL REPORT 1997 | 35

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Summary of Significant Accounting Policies:
     Royce Micro-Cap Trust, Inc. ("Fund"), was incorporated under the laws of the State of Maryland on September 9, 1993 as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments:
     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Foreign Currency:
     The Fund does not isolate that portion of the results of operations which result from changes in foreign exchange rates on investments from the portion arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains and losses on investments.


     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at fiscal year end, as a result of changes in the exchange rates.

Investment transactions and related investment income:
     Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the basis of identified cost for book and tax purposes.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

Distributions:
     Distributions paid to Common Stockholders are recorded on the ex-dividend date and paid annually in December. Distributions paid to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Repurchase agreements:
     The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreement. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Organizational expenses:
     Costs of $70,000 incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight line basis over a five year period from the date the Fund commenced operations.


36 | THE ROYCE FUNDS ANNUAL REPORT 1997

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Investment Advisory Agreement:
     As compensation for its services under the Investment Advisory Agreement, Royce & Associates, Inc. ("Royce") (formerly Quest Advisory Corp.) receives a fee comprised of a basic fee ("Basic Fee") and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000 index for certain prescribed performance periods, as described below.

     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the net assets of the Fund at the end of each month included in the applicable performance period. The performance period for each such month is from January 1, 1997 to the most recent month-end, until the Investment Advisory Agreement has been in effect for 36 full calendar months, when the performance period will become a rolling 36 month period ending with such month.

     The Basic Fee for each such month may be increased or decreased at the rate of 1/12 of .5% per percentage point, depending on the extent, if any, by which the investment performance of the Fund exceeds by more than two percentage points, or is exceeded by more than two percentage points by, the percentage change in the investment record of the Russell 2000 index for the performance period. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and would be payable if the investment performance of the Fund exceeded the percentage change in the investment record of the Russell 2000 index by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and would be payable if the percentage change in the investment record of the Russell 2000 index exceeded the investment performance of the Fund by 12 or more percentage points for the performance period.

     In order to avoid the impact of short-term differences between the investment performance of the Fund and the record of the Russell 2000 Index, Royce will not collect any accrued portion of the Basic Fee, as adjusted for performance, in excess of .5% until January 1998.

     The present Investment Advisory Agreement replaced a similar investment advisory agreement between the Fund and Royce, under which the Fund's investment performance was measured against the record of the Nasdaq Composite over a rolling period of up to 36 months. The present Investment Advisory Agreement provides that, for the 18 month period from January 1, 1997 to June 30, 1998, the monthly fee payable to Royce will be the lower of the fee calculated under such Agreement or the fee that would have been payable to Royce for the month involved under the prior agreement.

     Royce has committed to voluntarily waive the portion of its investment advisory fee attributable to the Fund's Preferred Stock for any month when the Fund's average annual NAV total return from the date of the Preferred Stock's original issue fails to exceed the Preferred Stock dividend rate during that period.

     For the year ended December 31, 1997, the Fund accrued and paid Royce advisory fees totaling $514,246.


Administration Agreement:
     Under an Administration Agreement with the Fund, Mitchell Hutchins Asset Management Inc. (the "Administrator") serves as the Administrator, and performs or assists in certain aspects of the Fund's operations. As compensation for its services, the Administrator is paid an annual fee, payable monthly, of $50,000 plus 0.05% on the first $125 million of the Fund's average daily net assets, and 0.03% of average daily net assets exceeding $125 million.


Capital Stock:
     On July 2, 1997, the Fund issued and sold 1,600,000 shares of its 7.75% Cumulative Preferred Stock. The stock has a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of distribution.

     The Fund is required to allocate long-term capital gain distributions and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

     Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Fund is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's. The Fund has met these requirements since the issuance of the Preferred Stock.

     The Fund issued 976,268 and 895,501 shares of Common Stock as reinvestment of dividends and distributions by Common Stockholders for the years ended December 31, 1997 and 1996, respectively.


                                         THE ROYCE FUNDS ANNUAL REPORT 1997 | 37

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
     For the year ended December 31, 1997, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $63,625,104 and $43,498,118, respectively.

Transactions in Shares of Affiliated Companies:
     An "Affiliated Company", as defined in the Investment Company Act of 1940 is a company in which the Fund owns at least 5% of the company's outstanding voting securities. The Fund effected the following transactions in shares of such companies during the year ended December 31, 1997.


-------------------------------------------------------------------------------------------------
                             PURCHASES                SALES
                       ----------------------   -----------------
                                                                     REALIZED
AFFILIATED COMPANY      SHARES        COST       SHARES     COST     GAIN/LOSS    DIVIDEND INCOME
--------------------   --------   -----------   --------   ------   ----------   ----------------
Art's Way
Manufacturing          70,000      $512,813       --        --          --              --
-------------------------------------------------------------------------------------------------


38 | THE ROYCE FUNDS ANNUAL REPORT 1997

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors and Stockholders of Royce Micro-Cap Trust, Inc.

     We have audited the accompanying statement of assets and liabilities of Royce Micro-Cap Trust, Inc. including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1994 and the period ended December 31, 1993, were audited by other auditors whose report dated February 13, 1995, expressed an unqualified opinion on those statements.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Micro-Cap Trust, Inc. at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.


                                                  ERNST & YOUNG LLP


New York, New York
February 10, 1998



                                         THE ROYCE FUNDS ANNUAL REPORT 1997 | 39

ROYCE GLOBAL TRUST, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                               DECEMBER 31, 1997
--------------------------------------------------------------------------------
COMMON STOCKS -- 67.4%




                                                SHARES       VALUE
Consumer Products -- 9.1%
Gibson Greetings*                               63,500       $ 1,389,063
Johnson Worldwide Associates Cl. A*             43,700           770,212
Lazare Kaplan International*                    52,800           712,800
Oakley*                                         77,100           698,719
Stanhome                                        40,200         1,032,638
Velcro Industries                               19,200         1,843,200
                                                             -----------
                                                               6,446,632
                                                             -----------
Consumer Services -- 3.7%
International Dairy Queen Cl. A*                45,000         1,205,156
Ryanair Holdings ADR+                           56,000         1,407,000
                                                             -----------
                                                               2,612,156
                                                             -----------
Financial Intermediaries -- 7.7%
BHI Corporation                                 42,400         1,303,800
Leucadia National Corporation                   54,200         1,869,900
PXRE Corporation                                36,000         1,194,750
Trenwick Group                                  28,850         1,085,481
                                                             -----------
                                                               5,453,931
                                                             -----------
Financial Services -- 11.1%
Alliance Capital Management L.P.                25,000           995,312
E.W. Blanch Holdings                            12,000           413,250
Duff & Phelps Credit Rating Co.                 25,500         1,035,938
Arthur J. Gallagher & Co.                       14,100           485,569
MacKenzie Financial Corporation                 61,400           759,825
New England Investment
 Companies, L.P.                                15,000           429,375
Oppenheimer Capital, L.P.*                      16,700           505,175
Pimco Advisors, L.P. Cl. A                      25,000           754,687
The Pioneer Group                               48,000         1,350,000
Willis Corroon Group ADR+                       89,700         1,104,431
                                                             -----------
                                                               7,833,562
                                                             -----------
Health -- 2.4%
Haemonetics Corporation*                        53,800           753,200
Marquette Medical Systems*                      22,500           599,062
Scotia Holdings*                                75,000           335,070
                                                             -----------
                                                               1,687,332
                                                             -----------
Industrial Products -- 10.8%
BHA Group Holdings                               4,730            92,235
Carbo Ceramics                                  22,000           704,000
Curtiss-Wright Corporation                      15,000           544,688
Kaydon Corporation                              20,000           652,500
The Lincoln Electric Company Cl. A              15,000           540,000
Nordson Corporation                              9,800           449,575
Penn Engineering and
 Manufacturing Cl. A                            32,800           815,900
Puerto Rican Cement Company                     21,400         1,074,012
Shorewood Packaging Corporation*                20,000           535,000
Simpson Manufacturing*                          16,600           552,988
Unifi                                           29,500         1,200,281
Woodward Governor Company                       16,000           518,000
                                                             -----------
                                                               7,679,179
                                                             -----------


                                                SHARES       VALUE
Industrial Services -- 11.7%
Air Express International
 Corporation                                     5,500       $   167,750
Circle International Group                      19,600           449,575
DIMON Incorporated                              23,600           619,500
Peter Kiewit Sons' Cl. D*                        6,500           942,500
Morrison Knudsen Corporation*                   88,200           859,950
The Olsten Corporation                          30,000           450,000
Peak International Limited*                     32,500           678,438
Pittston Burlington Group                       32,500           853,125
Stone & Webster                                 25,200         1,181,250
Universal Corporation                           20,000           822,500
Willbros Group*                                 86,400         1,296,000
                                                             -----------
                                                               8,320,588
                                                             -----------
Natural Resources -- 4.2%
CalMat                                          17,900           498,963
Denbury Resources*                              44,800           834,400
MK Gold Company*                               393,700           590,550
Vaal Reefs Explor. & Mining ADR +              135,000           518,906
Western Deep Levels ADR+                        30,000           558,750
                                                             -----------
                                                               3,001,569
                                                             -----------
Retail -- 2.7%
Sotheby's Holdings Cl. A                        44,300           819,550
Suzy Shier                                     147,800         1,085,966
                                                             -----------
                                                               1,905,516
                                                             -----------
Technology -- 4.0%
MacNeal-Schwendler Corporation*                 52,500           505,312
Marshall Industries*                            39,300         1,179,000
National Computer Systems                       32,100         1,131,525
                                                             -----------
                                                               2,815,837
                                                             -----------
TOTAL COMMON STOCKS
 (Cost $39,496,021)                                           47,756,302
                                                             -----------
U.S. TREASURY                               PRINCIPAL
 OBLIGATIONS -- 24.0%                         AMOUNT
U.S. Treasury Notes
 7.125%, due 9/30/99                        $2,000,000         2,047,500
 5.75%, due 11/15/00                         5,000,000         5,009,350
 5.75%, due 10/31/02                         5,000,000         5,004,700
 5.625%, due 12/31/02                        5,000,000         4,981,250
                                                             -----------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $17,037,891)                                           17,042,800
                                                             -----------
REPURCHASE AGREEMENT -- 12.4%
State Street Bank & Trust Company,
 5.15% dated 12/31/97, due 1/02/98,
 maturity value $8,802,518
 (collaterized by U.S. Treasury Notes,
 5.875% due 8/31/99, valued at $8,980,418)
 (Cost $8,800,000)                                             8,800,000
                                                             -----------


40 | THE ROYCE FUNDS ANNUAL REPORT 1997

ROYCE GLOBAL TRUST, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                               DECEMBER 31, 1997
--------------------------------------------------------------------------------


                                       VALUE
TOTAL INVESTMENTS -- 103.8%
 (Cost $65,333,912)                    $ 73,599,102
LIABILITIES LESS CASH AND OTHER
 ASSETS -- (3.8)%                        (2,706,341)
                                      ------------
NET ASSETS -- 100.0%                   $ 70,892,761
                                      ------------

--------------------------------------------------------------------------------
* Non-income producing.

+ American Depository Receipt.

Income Tax Information: The cost of total investments for federal income tax purposes was $65,333,912. At December 31, 1997, net unrealized appreciation for all securities was $8,265,190, consisting of aggregate gross unrealized appreciation of $9,034,772 and aggregate gross unrealized depreciation of $769,582.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                                         THE ROYCE FUNDS ANNUAL REPORT 1997 | 41

ROYCE GLOBAL TRUST, INC.
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 1997
--------------------------------------------------------------------------------


ASSETS:
Investments at value (identified cost $56,533,912)                                           $64,799,102
Repurchase agreement (at cost and value)                                                       8,800,000
Cash                                                                                              52,554
Receivable for dividends and interest                                                            220,951
--------------------------------------------------------------------------------------------------------
 Total Assets                                                                                 73,872,607
--------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                                              2,718,424
Payable for investment advisory fee                                                               61,396
Preferred dividend accrued but not yet declared                                                   33,112
Accrued expenses                                                                                 166,914
--------------------------------------------------------------------------------------------------------
 Total Liabilities                                                                             2,979,846
--------------------------------------------------------------------------------------------------------
 Net Assets                                                                                  $70,892,761
--------------------------------------------------------------------------------------------------------
Net Assets applicable to Preferred Stock at a liquidation
  value of $25 per share                                                                     $20,000,000
--------------------------------------------------------------------------------------------------------
Net Assets applicable to Common Stock (net asset value
  per share -- $6.04)                                                                        $50,892,761
--------------------------------------------------------------------------------------------------------
SUMMARY OF STOCKHOLDERS' EQUITY:
7.45% Cumulative Preferred Stock -- par value $0.001 per
  share; 800,000 shares outstanding                                                          $       800
Common Stock -- par value $0.001 per share; 8,423,423
  shares outstanding (100,000,000 shares authorized)                                               8,423
Additional paid-in capital                                                                    61,385,724
Undistributed net investment income                                                              488,619
Accumulated net realized gain on investments and foreign currency                                777,094
Preferred dividend accrued but not yet declared                                                  (33,112)
Net unrealized appreciation on investments and foreign currency                                8,265,213
--------------------------------------------------------------------------------------------------------
 Net Assets                                                                                  $70,892,761
--------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      YEAR ENDED         YEAR ENDED
                                                                  DECEMBER 31, 1997   DECEMBER 31, 1996
INVESTMENT OPERATIONS:                                           ------------------- ------------------
 Net investment income                                                     $667,252          $   760,943
 Net realized gain on investments and foreign currency                    2,063,873            3,733,788
 Net change in unrealized appreciation on investments and
  foreign currency                                                        7,000,782           (1,218,086)
--------------------------------------------------------------------------------------------------------
 Net increase in net assets from investment operations                    9,731,907            3,276,645
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
 Net investment income                                                      (30,862)                  --
 Net realized gain on investments and foreign currency                     (101,582)                  --
 Preferred dividend accrued but not yet declared                            (33,112)                  --
--------------------------------------------------------------------------------------------------------
 Total distributions to Preferred Stockholders                             (165,556)                  --
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
 Net investment income                                                     (987,805)                  --
 Net realized gain on investments and foreign currency                   (3,251,357)                  --
--------------------------------------------------------------------------------------------------------
 Total distributions to Common Stockholders                              (4,239,162)                  --
--------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
 Common Stock repurchased                                                        --             (507,185)
 Reinvestment of distributions to Common Stockholders                     2,231,274                   --
 Net proceeds from issuance of Preferred Stock                           19,180,000                   --
-------------------------------------------------------------------------------------------------------
 Total capital stock transactions                                        21,411,274             (507,185)
--------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                               26,738,463            2,769,460
NET ASSETS:
 Beginning of year                                                       44,154,298           41,384,838
--------------------------------------------------------------------------------------------------------
 End of year (including undistributed net investment
  income of $488,619 and $833,775, respectively)                       $ 70,892,761          $44,154,298
--------------------------------------------------------------------------------------------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



42 | THE ROYCE FUNDS ANNUAL REPORT 1997

ROYCE GLOBAL TRUST, INC.
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                             YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Income:
 Dividends                                                                                   $  584,903
 Interest                                                                                       547,600
--------------------------------------------------------------------------------------------------------------------
  Total Income                                                                                1,132,503
--------------------------------------------------------------------------------------------------------------------
Expenses:
 Investment advisory fees                                                                       514,812
 Professional fees                                                                               73,067
 Custodian and transfer agent fees                                                               52,078
 Administrative and office facilities expenses                                                   25,308
 Directors' fees                                                                                 16,723
 Other expenses                                                                                 104,943
--------------------------------------------------------------------------------------------------------------------
  Total Expenses                                                                                786,931
  Fees Waived by Investment Adviser                                                            (321,680)
--------------------------------------------------------------------------------------------------------------------
  Net Expenses                                                                                  465,251
--------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                                         667,252
--------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCY:
Net realized gain on investments and foreign currency                                         2,063,873
Net change in unrealized appreciation on investments and foreign currency                     7,000,782
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currency                          9,064,655
--------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS                                        $9,731,907
--------------------------------------------------------------------------------------------------------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                         THE ROYCE FUNDS ANNUAL REPORT 1997 | 43

ROYCE GLOBAL TRUST, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.
--------------------------------------------------------------------------------

                                                                      YEARS ENDED DECEMBER 31,
                                                                     -------------------------
                                                                         1997         1996
                                                                     ------------ ------------
Net Asset Value, Beginning of Period                                    $5.52       $5.09
----------------------------------------------------------------------------------------------
Investment Operations:
 Net investment income                                                   0.08        0.06
 Net realized and unrealized gain on investments and
   foreign currency                                                      1.12        0.35
----------------------------------------------------------------------------------------------
 Total from investment operations                                        1.20        0.41
----------------------------------------------------------------------------------------------
Dividends and Distributions to Preferred Stockholders:
 Net investment income                                                   --           --
 Net realized gain on investments and foreign currency                  (0.01)        --
----------------------------------------------------------------------------------------------
 Total dividends and distributions to Preferred Stockholders            (0.01)        --
----------------------------------------------------------------------------------------------
Dividends and Distributions to Common Stockholders:
 Net investment income                                                  (0.12)        --
 Net realized gain on investments and foreign currency                  (0.41)        --
----------------------------------------------------------------------------------------------
 Total from dividends and distributions to Common Stockholders          (0.53)        --
----------------------------------------------------------------------------------------------
Capital Stock Transactions:
 Effect of reinvestment of distributions by Common Stockholders         (0.04)        --
 Effect of Preferred Stock offering                                     (0.10)        --
 Other Sources                                                           --          0.02
----------------------------------------------------------------------------------------------
 Total capital stock transactions                                       (0.14)       0.02
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $6.04       $5.52
----------------------------------------------------------------------------------------------
Market Value, End of Period                                             $5.06       $4.59
----------------------------------------------------------------------------------------------
Total Return (a):
 Net Asset Value (b)                                                    20.5%        --
 Market Value                                                           21.3%        9.6%
Ratios Based on Average Net Assets:
Total expenses                                                          0.90%       1.91%
Net investment income                                                   1.30%       1.80%
Ratios Based on Average Net Assets Applicable to Common Stockholders:
Total expenses (c)                                                      0.94%       1.91%
 Management fee expense                                                 0.39%       0.83%
 Other operating expenses                                               0.55%       1.08%
Net investment income                                                   1.35%       1.80%
Supplemental Data:
Net Assets, End of Period (in thousands)                              $70,893     $44,154
Portfolio Turnover Rate                                                   74%        159%
Average Commission Rate Paid+                                         $0.0610     $0.0396
Preferred Stock:
Total shares outstanding                                              800,000         --
Asset coverage per share                                                 354%         --
Liquidation preference per share                                       $25.00         --
Average market value per share (d)                                     $25.25         --



                                                                          YEARS ENDED DECEMBER 31,
                                                                     -----------------------------------
                                                                         1995         1994         1993
                                                                     ------------ ------------ ---------
Net Asset Value, Beginning of Period                                     $4.70       $5.24         $4.99
--------------------------------------------------------------------------------------------------------
Investment Operations:
 Net investment income                                                    0.13        0.19          0.04
 Net realized and unrealized gain on investments and foreign currency     0.36       (0.62)         0.46
--------------------------------------------------------------------------------------------------------
 Total from investment operations                                         0.49       (0.43)         0.50
--------------------------------------------------------------------------------------------------------
Dividends and Distributions to Preferred Stockholders:
 Net investment income                                                  --           --             --
 Net realized gain on investments and foreign currency                  --           --             --
--------------------------------------------------------------------------------------------------------
 Total dividends and distributions to Preferred Stockholders            --           --             --
--------------------------------------------------------------------------------------------------------
Dividends and Distributions to Common Stockholders:
 Net investment income                                                  (0.16)       (0.11)       (0.03)
 Net realized gain on investments and foreign currency                  (0.01)       --           (0.22)
--------------------------------------------------------------------------------------------------------
 Total from dividends and distributions to Common Stockholders           0.17)       (0.11)       (0.25)
--------------------------------------------------------------------------------------------------------
Capital Stock Transactions:
 Effect of reinvestment of distributions by Common Stockholders         --           --             --
 Effect of Preferred Stock offering                                     --           --             --
 Other Sources                                                           0.07        --             --
--------------------------------------------------------------------------------------------------------
 Total capital stock transactions                                        0.07        --             --
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $5.09        $4.70         $5.24
--------------------------------------------------------------------------------------------------------
Market Value, End of Period                                             $4.19        $3.56         $4.31
--------------------------------------------------------------------------------------------------------
Total Return (a):
 Net Asset Value (b)                                                    --           --             --
 Market Value                                                           22.3%        (17.4)%        9.3%
Ratios Based on Average Net Assets:
Total expenses                                                          2.14%         2.27%        2.43%
Net investment income                                                   2.80%         3.81%        0.74%
Ratios Based on Average Net Assets Applicable to Common Stockholders:
Total expenses (c)                                                      2.14%         2.27%        2.43%
 Management fee expense                                                 1.00%         1.00%        1.00%
 Other operating expenses                                               1.14%         1.27%        1.43%
Net investment income                                                   2.80%         3.81%        0.74%
Supplemental Data:
Net Assets, End of Period (in thousands)                              $41,385       $41,106      $45,839
Portfolio Turnover Rate                                                   76%          483%         445%
Average Commission Rate Paid+                                            --           --             --
Preferred Stock:
Total shares outstanding                                                 --           --             --
Asset coverage per share                                                 --           --             --
Liquidation preference per share                                         --           --             --
Average market value per share (d)                                       --           --             --

--------------------------------------------------------------------------------
(a) The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions.
(b) For years prior to 1997, the Net Asset Value Total Return is not available.
(c) Expense ratios based on average net assets applicable to Common
    Stockholders before waiver of fees by the investment adviser would have been 1.60% and 2.08% for the years ended December 31, 1997 and 1996, respectively.
(d) The average of all month-end market values during the period.
+ Beginning in 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investments.

44 | THE ROYCE FUNDS ANNUAL REPORT 1997

ROYCE GLOBAL TRUST, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Summary of Significant Accounting Policies:
     Royce Global Trust, Inc. ("Fund"), formerly named All Seasons Global Fund, Inc., is a diversified closed-end investment company. The Fund commenced operations on March 2, 1988.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments:
     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Foreign Currency:
     The Fund does not isolate that portion of the results of operations which result from changes in foreign exchange rates on investments from the portion arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains and losses on investments.

     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at fiscal year end, as a result of changes in the exchange rates.

Investment transactions and related investment income:
     Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the basis of identified cost for book and tax purposes.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

Distributions:
     Distributions paid to Common Stockholders are recorded on the ex-dividend date and paid annually in December. Distributions paid to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Repurchase agreements:
     The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Capital Stock:
     On November 21, 1997, the Fund issued and sold 800,000 shares of its 7.45% Cumulative Preferred Stock. The stock has a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of distribution.

                                         THE ROYCE FUNDS ANNUAL REPORT 1997 | 45

ROYCE GLOBAL TRUST, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     The Fund is required to allocate long-term capital gain distributions and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

     Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Fund is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's. The Fund has met these requirements since the issuance of the Preferred Stock.

     The Fund issued 425,004 shares of Common Stock as reinvestment of dividends and distributions by Common Stockholders for the year ended December 31, 1997. For the year ended December 31, 1996, the Fund repurchased 125,038 shares of Common Stock at an average market price per share of $4.02 and a weighted average discount from net asset value of 22.5% per share. The cost of the repurchased shares was $507,185.


Investment Advisory Agreement:
     Royce & Associates, Inc. ("Royce") (formerly Quest Advisory Corp.) assumed investment management responsibility for the Fund on November 1, 1996. The Investment Advisory Agreement between Royce and the Fund provides for fees at an annual rate of 1.0% of the average daily net assets of the Fund. In conjunction with its assumption of investment management, Royce agreed to voluntarily waive its fee until the Fund's market price had closed on the Nasdaq National Market at or above $5.28, the Net Asset Value per share of the Fund on October 31, 1996, for twenty consecutive trading days. On August 20, 1997, this condition was met and the fee waiver was discontinued.

     Royce has committed to voluntarily waive the portion of its investment advisory fee attributable to the Fund's Preferred Stock for any month when the Fund's average annual NAV total return from the date of the Preferred Stock's original issue fails to exceed the Preferred Stock dividend rate during that period. Additionally, Royce has voluntarily committed to waive its fee to the extent necessary to reduce the Fund's expenses, as a percentage of net assets, to 1.375% from the date of Preferred Stock issuance to December 31, 1998.

     For the year ended December 31, 1997, the Fund accrued and paid Royce advisory fees totaling $193,132, which is net of $321,680 voluntarily waived by Royce.


Purchases and Sales of Investment Securities:
     For the year ended December 31, 1997, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $54,763,847 and $35,871,671, respectively.


46 | THE ROYCE FUNDS ANNUAL REPORT 1997

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors and Stockholders of Royce Global Trust, Inc.

     We have audited the accompanying statement of assets and liabilities of Royce Global Trust, Inc., including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the three years in the period ended December 31, 1995 were audited by other auditors whose report dated January 24, 1996 expressed an unqualified opinion on that statement and financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Global Trust, Inc. at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                                                  ERNST & YOUNG LLP


New York, New York
February 10, 1998


                                         THE ROYCE FUNDS ANNUAL REPORT 1997 | 47

     OFFICERS

        Charles M. Royce, President and Treasurer

        John D. Diederich, Vice President

        Jack E. Fockler, Jr., Vice President

        W. Whitney George, Vice President

        Daniel A. O'Byrne, Vice President
        and Assistant Secretary

        John E. Denneen, Secretary

     DIRECTORS

        John D. Diederich (RVT & OTCM)
        Royce Fund Services, Inc., President

        Richard M. Galkin
        Richard M. Galkin Associates, Inc., President

        Stephen L. Isaacs
        Columbia University Development Law and
        Policy Program, Director; Attorney

        William L. Koke (FUND)
        Shoreline Financial Consultants
        Registered Investment Adviser

        David L. Meister
        Communications Industry, Consultant

        Charles M. Royce
        Royce & Associates, Inc., President

     INDEPENDENT ACCOUNTANTS

        Ernst & Young LLP

     CUSTODIAN, TRANSFER AGENT
     AND REGISTRAR

        State Street Bank and Trust Company

POSTSCRIPT
--------------------------------------------------------------------------------
[SIDEBAR]

Unlike the
Hale-Bopp comet,
El Nino or
George Soros,
we were not
held directly
responsible for
a single
global crisis,
economic or
otherwise.

[END SIDEBAR]


EL NINO, MICRO-MUTT & THE YEAR THAT WASN'T

    It has become commonplace over the years for Wall Street to look back on the past 365 days in order to say a few words about "How the Market Imitates Life." 1997 at first seems a natural choice for such a statement; it was a year full of tumult and extremes both inside and outside of the world of mutual funds. Yet rather than attempt labored analogies about the past or create optimistic scenarios about the future, we have instead compiled a list of events that did not take place in our corner of the world during this last year.

    After nearly twenty-five years in the business, not a single employee or shareholder has ever tried to choke a portfolio manager or bite one on the ear! Of course, employees of the firm never have to worry about facing Michael Jordan or Evander Holyfield.

    In addition, none of us received offers to play a dashing secret agent in one of those synergistic, multiple endorsement deals for BMW cars and motorcycles, Breitling watches and Absolut vodka to go along with a new movie (the last we heard, a similar deal did go to an obscure bureaucrat working for the British government - good luck, "00"-whatever your name is).

    Unlike the Hale-Bopp comet, El Nino or George Soros, we were not held directly responsible for a single global crisis, economic or otherwise.

    Certain officers of the firm acquired new pets this year, but somehow were not hounded by the media as they struggled to come up with interesting names. Of course, unlike someone who shall remain nameless, no one here would ever dream of taking weeks to name a dog only to settle on "Buddy." We'd pick names like "Micro-Mutt" or "Premier Pooch."

    We have not yet had to deal with anyone in the firm giving birth to septuplets and the ensuing paperwork necessary to open Royce GiftShares Fund accounts.

    Based on all this, we're dispensing with the metaphors and analogies, the compare-and-contrasts, and all of the prognostications. Why set ourselves up to be proved completely wrong, and then find that we have to hire Dick Morris to help with spin control? After putting down the balance sheets, shutting off the computers and taking a look at the year that was, we saw how little real life resembled the humble happenings here at Royce & Associates. So we decided not to play the philosopher or the prophet, remembering that predictions are for show and portfolios are for dough.

                        Why Closed-End Investors Rely on

                                THE ROYCE FUNDS

[triangle] ONE OF THE INDUSTRY'S MOST EXPERIENCED AND HIGHLY-RESPECTED SMALL
           COMPANY VALUE MANAGERS--Charles M. Royce, who has been our primary portfolio manager since 1973, enjoys one of the longest tenures of any active mutual fund manager. Today, with over $2.5 billion in total assets under management, Royce & Associates remains an independent firm committed to the same principles that have served us well for twenty-four years.

[triangle] MULTIPLE FUNDS, COMMON FOCUS--Over the years, we have chosen to concentrate on small company value investing. Chuck Royce and his team provide investors with a range of funds that take full advantage of the large and diverse small-cap sector. Our goal is to offer both individual and institutional investors the best available small-cap value portfolios by providing above average full market cycle total returns with below average risk.

[triangle] REALISTIC EXPECTATIONS & CONSISTENT DISCIPLINE--Royce Value Trust and
           Royce Micro-Cap Trust have consistently been ranked among the "lowest risk" domestic equity closed-end funds available. We cultivated our approach by paying close attention to risk and by always maintaining the same discipline, regardless of market movements and trends.

[triangle] CO-OWNERSHIP OF FUNDS--As part of this commitment, it is important that we share a common financial goal with the Funds' stockholders. The Funds' officers, employees and their affiliates currently have more than $18 million invested in our closed-end Funds.


              VALUE INVESTING IN SMALL COMPANIES FOR OVER 20 YEARS


         General Information                       Advisor Services

      Additional Report Copies          For Fund Materials, Performance Updates,

            (800) 221-4268                     (800) 59-ROYCE (597-6923)

                                                  Stockholder Services

                                                    (800) 426-5523


     State Street Bank and Trust Company           E-mail: funds@roycenet.com
     Custodian, Transfer Agent and Registrar     Web address: www.roycefunds.com
                (800) 426-5523

The Royce Funds           1414 Avenue of the Americas        New York, NY 10019